Exhibit 10.1

EXECUTION VERSION

AMENDED AND RESTATED

INVESTMENT AGREEMENT

by and among

ALBERTSONS COMPANIES, INC.

and

THE INVESTORS PARTY HERETO

DATED AS OF JUNE 9, 2020

i

ii

Exhibits

A	Form of Series A-1 Certificate of Designations
B	Form of Series A Certificate of Designations
C	Form of AGS Engagement Letter
D	Form of Charter Amendment
E	Form of RealCo Holdings I Operating Agreement
F	Form of Registration Rights Agreement
G	Prohibited Transferees
H	Form of Legal Opinion of Schulte Roth & Zabel LLP

iii

AMENDED AND RESTATED INVESTMENT AGREEMENT, dated as of June 9, 2020 (this “Agreement”), among Albertsons Companies, Inc., a Delaware corporation (the “Company”), each of the Persons set forth on Annex A-1 hereto (the “Non-Voting Investors”) and each of the Persons set forth on Annex B-1 hereto (the “Voting Investors” and together with the Non-Voting Voting Investors, collectively the “Investors”).

WHEREAS, reference is hereby made to that certain Investment Agreement, dated as of May 20, 2020, among the Company and each of the Persons set forth on Annex A-1 and Annex B-2 thereto (the “Prior Agreement”);

WHEREAS, the Company and the Investors desire to amend and restate the Prior Agreement in its entirety to effect, among other things, the reallocation of the proportions of Preferred Shares and Purchase Price set forth on Annex A-2 and Annex B 2 to the Prior Agreement between Related Investment Funds of the same Investor;

WHEREAS, RealCo and the RE Investor are concurrently entering into the Amended and Restated Real Estate Option Agreement (the “RE Agreement” and the transactions contemplated by the RE Agreement, the “Real Estate Transactions”);

WHEREAS, substantially concurrently with the Real Estate Closing (as defined herein), the Company desires to issue, sell and deliver to the Non-Voting Investors in the proportions set forth on Annex A-2 hereto, and the Non-Voting Investors desire to purchase and acquire from the Company, pursuant to the terms and subject to the conditions set forth in this Agreement, an aggregate of 1,410,000 shares of the Company’s 6.75% Series A-1 Preferred Stock, par value $0.01 per share (the “Series A-1 Preferred Stock”), having the voting powers, designations, preferences and rights, and the qualifications, limitations and restrictions, as set forth in the form of Certificate of Designations of the 6.75% Series A-1 Convertible Preferred Stock of the Company attached hereto as Exhibit A (the “Series A-1 Certificate of Designation”); and

WHEREAS, substantially concurrently with the Real Estate Closing (as defined herein), the Company desires to issue, sell and deliver to the Voting Investors in the proportions set forth on Annex B-2 hereto, and the Voting Investors desire to purchase and acquire from the Company, pursuant to the terms and subject to the conditions set forth in this Agreement, an aggregate of 340,000 shares of the Company’s 6.75% Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), having the voting powers, designations, preferences and rights, and the qualifications, limitations and restrictions, as set forth in the form of Certificate of Designations of the 6.75% Series A Convertible Preferred Stock of the Company attached hereto as Exhibit B (the “Series A Certificate of Designation”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby amend and restate the Prior Agreement in its entirety as follows:

ARTICLE I

Definitions

SECTION 1.01     Definitions. (a) As used in this Agreement (including the recitals hereto), the following terms shall have the following meanings:

“ABS Holder” has the meaning ascribed to this term in the Registration Rights Agreement.

“ACM” means Apollo Capital Management, L.P.

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person; provided, that (i) the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor or any of its Affiliates, (ii) portfolio companies in which any Investor or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of such Investor or such Investor’s Affiliates and (iii) portfolio companies in which any equityholder of the Company or any of their respective Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of the Company. For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling,” “controlled,” “controlled by” and “under common control with” have meanings correlative to the foregoing.

“AGS Engagement Letter” means the engagement letter between Apollo Global Securities, LLC and the Company in the form attached hereto as Exhibit C.

“Apollo Holder” has the meaning ascribed to this term in the Registration Rights Agreement.

“Apollo Investors” means each of the Persons set forth on Annex A-1 hereto under the heading “Apollo Investors”.

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, a Sunday or other day on which the SEC or banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Bylaws” means the Amended and Restated Bylaws of the Company, as may be amended and restated from time to time.

“Certificates of Amendment” means the Series A-1 Certificate of Designation, the Series A Certificate of Designation and the Charter Amendment.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company, as may be further amended and restated from time to time.

“Change of Control” means the occurrence of a Fundamental Change (as defined in the Series A-1 Certificate of Designation and the Series A Certificate of Designation).

“Charter Amendment” means Amended & Restated Certificate of Incorporation of the Company in the form attached hereto as Exhibit D.

“Class A Common Stock” means the Company’s Class A Common Stock, par value $0.01 per share.

“Class A-1 Common Stock” means the Company’s Class A-1 Common Stock, par value $0.01 per share.

“Clean Team Agreement” means that certain Clean Team Agreement, by and between the Company and ACM, dated as of March 6, 2020.

“Code” means the United States Internal Revenue Code of 1986.

“Collective Bargaining Agreement” means any collective bargaining agreement or other Contract (including participation agreements, side letters or memorandum of understandings) with a labor union, trade union agreement or foreign works council contract or arrangement. For purposes of the first sentence of Section 3.11(a), “Collective Bargaining Agreement” shall refer solely to primary agreement between the Company or its Subsidiaries and a labor union, excluding any supplemental participation agreements, side letters or memorandum of understandings.

“Common Stock” means, as applicable, (a) prior to the filing of the Charter Amendment with the Secretary of State of the State of Delaware pursuant to the DGCL, the common stock, par value $0.01 per share, of the Company and (b) from and after the filing of the Charter Amendment with the Secretary of State of the State of Delaware pursuant to the DGCL, the Class A Common Stock and the Class A-1 Common Stock.

“Company Charter Documents” means the Certificate of Incorporation and Bylaws.

“Company Lease” means any lease, sublease, sub-sublease, license and other agreement under which the Company or any of its Subsidiaries leases, subleases, licenses, uses or occupies (in each case whether as landlord, tenant, sublandlord, subtenant or by other occupancy arrangement), or has the right to use or occupy, now or in the future, any real property.

“Company Leased Real Property” means all right, title and interest of the Company and its Subsidiaries to any leasehold interests in any material real property, together with all buildings, structures, improvements and fixtures thereon.

“Company Plan” means each “employee pension benefit plan” (as defined in Section 3(2) of ERISA, whether or not subject to ERISA), “employee welfare benefit plan” (as defined in Section 3(1) of ERISA, whether or not subject to ERISA) and each other plan, arrangement, agreement, or policy relating to stock options, stock purchases, other equity-based compensation, bonus, incentive, deferred compensation, employment, severance, retention, change in control, termination, fringe benefits, disability medical, life, vacation, relocation or other employee benefits, in each case sponsored, maintained or contributed to or entered into or required to be sponsored, maintained or contributed to or entered into by the Company or any of its Subsidiaries for the benefit of any Participant or with respect to which the Company or any of its Subsidiaries has any direct or indirect liability (whether contingent or otherwise), provided that “Company Plan” shall not include any Multiemployer Plan.

“Competitively Sensitive Information” has the meaning ascribed to this term in the Clean Team Agreement, including, without limitation, any non-public information provided pursuant to Section 5.13(b) to the extent subject to the terms thereof.

“Confidentiality Agreement” means the confidentiality agreement between the Company and ACM, dated as of February 10, 2020, as amended and/or modified by this Agreement.

“Contribution Agreement” means the Master Contribution Agreement by and among the Company, Safeway Realty, LLC, Safeway, Inc. and RealCo Holdings I, to be entered into in connection with the Real Estate Reorganization.

“Conversion Shares” means, as applicable, the Series A Preferred Stock and the Common Stock, in each case, issuable upon conversion of the (i) Preferred Shares or (ii) the Series A Preferred Stock into which such Preferred Shares are converted.

“Data Room” means the electronic Donnelley Financial Solutions Venue containing documents and materials relating to the Company as constituted as of the date hereof.

“DGCL” means the General Corporation Law of the State of Delaware.

“Director Requirements” means with respect to an individual, that such individual shall not be prohibited by law from service and complies with (i) all applicable corporate governance policies and guidelines of the Company and the Board and subject to any employment agreement or other agreement with an employee of the Company or any of its Subsidiaries or controlled Affiliates, (ii) all applicable legal, regulatory and stock exchange requirements (other than any requirements under Section 303A of the New York Stock Exchange Listed Company Manual regarding director independence) and (iii) Section 8 of the Clayton Act, 15 U.S.C. § 19 and the rules and regulations promulgated thereunder.

“Environmental Law” means any federal, state or local Law or Judgment relating to pollution or protection of the environment, natural resources or, to the extent relating to exposure to hazardous or toxic substances, human health or safety.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any entity which, together with the Company, would be treated as a single employer under Section 4001 of ERISA or Section 414 of the Code.

“Escrow Agreement” means the Escrow Agreement (as defined in the RE Agreement).

“Ex-Im Laws” means all applicable Laws relating to export, re-export, transfer or import controls (including without limitation, the Export Administration Regulations administered by the U.S. Department of Commerce, and customs and import laws and regulations administered by U.S. Customs and Border Protection).

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

“Expense Reimbursement Letter” means the expense reimbursement letter, dated as of March 5, 2020, by and between the Company and Apollo Management Holdings, L.P.

“GAAP” means generally accepted accounting principles in the United States, consistently applied.

“Governmental Entity” means any federal, state or local, domestic or foreign governmental or regulatory (including any stock exchange) authority, agency, court, commission or other entity or self-regulatory organization.

“Guarantee” means any guarantee, letter of credit, surety bond (including any performance bond), credit support agreement or other assurance of payment.

“Hazardous Materials” means any waste, substance or material that is classified, regulated, defined or designated under Environmental Law as radioactive, explosive, highly flammable, hazardous or toxic or as a contaminant or a pollutant, including petroleum products, byproducts and distillates, heavy metals (such as lead and cadmium), ozone-depleting substances, chlorinated solvents, polychlorinated biphenyls, per- and polyfluoroalkyl substances, friable asbestos and toxic mold.

“Hedging Transaction” means any transaction, agreement or arrangement (or series of transactions, agreements or arrangements) (x) involving a security linked to the Common Stock or any security that would be deemed to be a “derivative security” (as defined in Rule 16a-1(c) under the Exchange Act) with respect to the Common Stock, (y) that hedges or transfers, directly or indirectly, some or all of the economic risk of ownership of the Common Stock, including any short sale or purchase, forward contract, equity swap, put or call option, put or call equivalent position, collar, non-recourse loan, sale of exchangeable security or similar transaction or (z) that relates to, is based on, or derives any significant part of its value from the Common Stock.

“HPS Investors” means each of the Persons set forth on Annex A-1 hereto under the heading “HPS Investors”.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the rules and regulations promulgated thereunder.

“HSR Clearance” means the expiration or termination of any waiting period under the HSR Act, applicable to either the conversion of Preferred Shares into Voting Stock or the designation of a director to the Board as contemplated in Section 5.11(a), with respect to the Apollo Investors or the HPS Investors, as applicable.

“Indebtedness” means, with respect to any Person, without duplication, the principal of, accrued and unpaid interest, prepayment and redemption premiums or penalties then due and payable (if any), unpaid fees or expenses and other Liabilities in respect of (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind to such Person (other than extensions of trade credit to customers of such Person and its Subsidiaries in the ordinary course of business), (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person which are or would be required to be classified as a finance lease under GAAP, (iv) all obligations of such Person pursuant to securitization or factoring programs or arrangements, (v) all Guarantees and arrangements having the economic effect of a Guarantee of such Person of any Indebtedness of any other Person, (vi) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the obligations or property of others (other than the purchase of inventory, supplies and equipment in the ordinary course of business), (vii) net cash payment obligations of such Person under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated on the date of determination), (viii) letters of credit, bank guarantees, and other similar contractual obligations entered into by or on behalf of such Person, (ix) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable and other accrued current liabilities), and (x) all obligations of the type referred to in the foregoing clauses secured by any Lien on any property or asset.

“Intellectual Property” means any and all intellectual property rights in the following, in any and all countries: (i) patents and all applications therefor (including all reissues, divisionals, continuations, continuations-in-part, reexaminations, supplemental examinations, inter partes reviews, post-grant oppositions, substitutions and extensions thereof), including statutory protection for utility models, industrial designs, and inventions (ii) trademarks, servicemarks, brand names, trade names, taglines, social media identifiers, logos, certification marks, collective marks, and other indicia of origin, and all applications, registrations and renewals therefor, together with the goodwill associated with any of the foregoing, (iii) copyrights, applications and registrations therefor and renewals, extensions, restorations and reversions thereof, (iv) software, including source code, executable code, firmware and all documentation related to any of the foregoing, (v) internet domain names, and (vi) trade secrets and other confidential and proprietary business information, including confidential and proprietary know-how, processes, procedures and databases.

“IPO” means, a bona fide underwritten initial public offering and sale of Common Stock registered under the Securities Act pursuant to an effective registration statement under the Securities Act, including sales by the Company and/or selling stockholders.

“IPO Representative” means, (i) the Apollo Investors, for so long as the Apollo Investors, the HPS Investors and their respective Related Investment Funds continue to hold, in the aggregate, greater than 50% of the Preferred Shares (or Conversion Shares) and (ii) thereafter, the representative designated in writing by the holders of 2/3rds of the Preferred Shares.

“IRS” means the Internal Revenue Service.

“Judgment” means any judgment, injunction, order or decree of any Governmental Entity.

“Knowledge” means, with respect to the Company, the actual knowledge as of the date hereof of the individuals listed on Section 1.01(a)(i) of the Company Disclosure Letter after due inquiry of the direct reports of such individual.

“Liabilities” means, collectively, all obligations, liabilities and commitments of any nature, whether known or unknown, express or implied, primary or secondary, direct or indirect, liquidated, absolute, accrued, contingent or otherwise and whether due or to become due.

“Licensed Intellectual Property” means all Intellectual Property used in the operation of the business of the Company pursuant to a valid license or to which the Company or a Subsidiary of the Company otherwise has a lawful right to use.

“Liens” means any pledges, liens, charges, mortgages, easements, leases, subleases, rights of way, covenants, conditions, rights of first offer or refusal, options, encumbrances or security interests of any kind or nature.

“Master Lease” means the Master Lease (as defined in the RE Agreement).

“Material Adverse Effect” means any circumstance, development, effect, change, event, occurrence or state of facts that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on (1) the business, results of operations, assets, Liabilities or financial condition of the Company and its Subsidiaries taken as a whole; provided, however, that none of the following, and no effect, change, event or occurrence arising out of, or resulting from, the following, shall constitute or be taken into account, individually or in the aggregate, in determining whether a Material Adverse Effect has occurred or may occur: any effect, change, event or occurrence that results from or arises in connection with (A) changes in or conditions generally affecting the industry in which the Company and its Subsidiaries operate, (B) general economic or regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions in any jurisdiction, (C) exchange rate conditions or fluctuations in any jurisdiction, (D) any failure, in and of itself, by the Company and its Subsidiaries to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period, (E) geopolitical conditions, the outbreak or escalation of hostilities, any acts of war (whether or not declared), sabotage, terrorism or man-made disaster, or any escalation or worsening of any of the foregoing, (F) any volcano, tsunami, hurricane, tornado, windstorm, flood or earthquake, (G) the execution and delivery of this Agreement or the public announcement or pendency of the Transactions, the Real Estate Transactions or an IPO, (H) any change, in and of itself, in the market price, credit ratings or trading volume of the Company’s or any of its Subsidiaries’ securities, (I) any change in GAAP (or authoritative interpretation thereof), including accounting and financial reporting pronouncements by the SEC and the Financial Accounting Standards Board or applicable Law, or (J) the taking of any specific action expressly required by this Agreement (other than the obligations of the Company pursuant to Section 5.01(a)) or taken with the written consent of the Required Holders (it being understood that the exceptions in clauses (D) and (H) shall not be taken into account in determining whether or not the underlying cause of any such failure or change referred to therein (if not otherwise falling within any of the exceptions provided by clauses (A) through (J) hereof) gives rise to a Material Adverse Effect); provided that the exceptions in clauses (A), (B), (E) and (F) above shall not apply to the extent such circumstance, development, effect, change, event, occurrence or state of facts has a disproportionate impact on the Company and its Subsidiaries, taken as a whole, relative to other participants in the industry in which the Company and its Subsidiaries operate, or (2) the ability of the Company and its Subsidiaries to timely consummate the Transactions or to perform their respective material obligations under the Related Agreements.

“Multiemployer Plan” means any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA.

“Owned Intellectual Property” means the Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.

“Participant” means any current or former director, officer, employee or independent contractor of the Company or any of its Subsidiaries.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Permitted Liens” means (i) statutory Liens for Taxes, assessments or other charges by Governmental Entities not yet due and payable or the amount or validity of which is being contested in good faith and by appropriate proceedings, in each case for which adequate reserves have been established in accordance with GAAP, (ii) mechanics’, materialmen’s, carriers’, workmen’s, warehousemen’s, repairmen’s, landlords’ and similar Liens granted or which arise in the ordinary course of business that are not yet due and payable or the amount or validity of which is being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (iii) Liens securing payment, or any obligation, of the Company or its Subsidiaries with respect to Indebtedness outstanding on the date hereof or permitted to be incurred pursuant to Section 5.01, (iv) pledges or deposits by the Company or any of its Subsidiaries under workmen’s compensation Laws, unemployment insurance Laws or similar legislation, or good faith deposits in connection with bids, tenders, Contracts (other than for the payment of Indebtedness) or leases or subleases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure surety or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business, (v) licenses granted to third parties in the ordinary course of business by the Company or any of its Subsidiaries, (vi) Liens created by or through the actions of any Investor or any of such Investor’s Affiliates, (vii) other than Liens arising out of a default, Liens created by contractual obligations of the Company or its Subsidiaries in effect as of the date of this Agreement pursuant to Contracts (a) filed with the SEC and publicly available on or after February 24, 2018 or (b) which have been made available to the Apollo Investors, (viii) Liens discharged at or prior to the Closing Date, (ix) transfer restrictions imposed by applicable securities or other Law, (x) easements, rights-of-way, encroachments, restrictions, conditions and other similar non-monetary Liens incurred or suffered in the ordinary course of business and which, individually or in the aggregate, would not reasonably be expected to impair in any material respect the use and operation of the applicable real property to which they relate in the conduct of the business of the Company and its

Subsidiaries as currently conducted, (xi) zoning, entitlement, building and other land use regulations imposed by Governmental Entities having jurisdiction over such real property, and (xii) Liens placed by any developer, landlord or owner on real property over which the Company or any of its Subsidiaries has leasehold or easement rights and subordination, non-disturbance or similar agreements relating thereto.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental Entity or other entity.

“Phantom Unit Plan” means the Albertsons Companies, Inc. Phantom Unit Plan, as amended from time to time.

“Qualified IPO” shall mean an IPO that generates gross cash proceeds to the Company and/or selling stockholders of at least $1,000,000,000 in the aggregate.

“RE Investor” means RE Investor Holdings, LLC, a Delaware limited liability company.

“RealCo” means ACI Real Estate Company LLC, a Delaware limited liability company.

“RealCo Entities” means RealCo Holdings I and each of its direct and indirect Subsidiaries.

“RealCo Governing Documents” means the RealCo Governing Documents (as defined in the RE Agreement).

“RealCo Holdings I” means ACI Real Estate Holding I Company LLC, a Delaware limited liability company.

“RealCo Holdings I Operating Agreement” means the amended and restated limited liability company agreement of RealCo Holdings I, by and among, the Company, the RE Investor and RealCo Holdings I in the form attached hereto as Exhibit E.

“RealCo Holdings II” means ACI Real Estate Holding II Company LLC, a Delaware limited liability company.

“Real Estate Closing” means the Closing (as defined in the RE Agreement).

“Real Estate Reorganization” means the Real Estate Reorganization (as defined in the RE Agreement) and the Real Estate Transactions.

“Real Estate Reorganization Documents” means the RE Agreement (including the other agreements defined as “Related Agreements” therein), the Escrow Agreement, the RealCo Governing Documents, the Master Lease, the Contribution Agreement and each other Contract pursuant to which the Real Estate Reorganization is consummated.

“Registration Rights Agreement” means the registration rights agreement between the Company, the Investors and the other parties thereto in the form attached hereto as Exhibit F.

“Registrable Securities” has the meaning ascribed to this term in the Registration Rights Agreement.

“Related Agreements” means (i) the Certificates of Amendment, the Registration Rights Agreement and any other agreements between or among the Company, the Investors and any of their respective Affiliates entered into to give effect to the transactions contemplated by this Agreement, but excluding the RE Agreement and the other agreements defined as “Related Agreements” therein, (ii) the RealCo Holdings I Operating Agreement and (iii) the AGS Engagement Letter.

“Related Investment Parties” means, with respect to any Person, such Person’s Related Investment Funds and each of their respective current or potential limited partners or members.

“Related Investment Funds” means, with respect to any Person, such Person’s Affiliates and its and their respective current or potential investment funds, co-investment funds, successor investment funds and other investment vehicles and managed accounts under direct or indirect common management, governance or control and other similar investment management relationships therewith.

“Representative” means, with respect to any Person, the directors, officers, employees, investment bankers, financial advisors, attorneys, accountants or other advisors, agents or representatives of such Person.

“Required Holders” means, which respect to any time of determination, (i) prior to the Closing, the Non-Voting Investors and (ii) on or after the Closing, holders of at least a majority of the aggregate number of shares of outstanding Preferred Shares.

“Restricted Stock Unit Awards” means restricted stock unit awards (whether time-based or performance-based and whether granted under the Phantom Unit Plan or otherwise) pursuant to which Common Stock is directly or indirectly issuable.

“Safeway” means Safeway, Inc., a Delaware corporation.

“Sanctioned Person” means any Person: (a) listed on any Sanctions-related list of designated or blocked persons; (b) resident in, or organized under the laws of a country or territory that is the subject of comprehensive restrictive Sanctions from time to time (which includes, as of the date of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea region); or (c) majority-owned or controlled by any of the foregoing.

“Sanctions” means those trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures (in each case having the force of Law) administered, enacted or enforced from time to time by the U.S. Department of Treasury’s Office of Foreign Assets Control (including without limitation 31 C.F.R. Part V, the Iran Sanctions Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act, the Iran Threat Reduction and Syria Human Rights Act, the Iran Freedom and Counter-Proliferation Act of 2012, and any executive order issued pursuant to any of the foregoing).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Service Provider” means any current or former employee, officer, director, consultant or independent contractor of the Company or any of its Subsidiaries.

“Specified Rights” means, with respect to an Investor, such Investor’s right to, as applicable, (i) designate observers or directors to the Board as contemplated by Section 5.11 and (ii) own (x) Series A Preferred Stock or (y) Class A Common Stock issuable upon conversion of the Preferred Shares.

“Subsidiary” means, with respect to any Person, another Person, an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, more than 50% of the equity interests of which) is owned directly or indirectly by such first Person; provided, that, in all events, each of the RealCo Entities shall be deemed to be Subsidiaries of the Company and Safeway for so long as they own, directly or indirectly, any equity interests of such RealCo Entity.

“Tax” means (i) any and all U.S. federal, state, local, non-U.S. and other taxes, levies, fees, imposts, duties, and similar governmental charges (including any interest, fines, assessments, penalties or additions to tax imposed in connection therewith or with respect thereto) including (x) taxes imposed on, or measured by, income, franchise, profits or gross receipts, and (y) ad valorem, value added, capital gains, sales, goods and services, use, real or personal property, escheat, capital stock, license, branch, payroll, estimated withholding, employment, social security (or similar), unemployment, compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes, and customs duties, (ii) any and all liability for the payment of any items described in clause (i) above as a result of being (or ceasing to be) a member of an affiliated, consolidated, combined, unitary or aggregate group (or being included (or being required to be included) in any Tax Return related to such group), including pursuant to Treasury Regulations Section 1.1502-6 (or comparable provision of state, local or non-U.S. Tax law) and (iii) any and all liability for the payment of any amounts described in clause (i) or (ii) above as a result of any express or implied obligation to indemnify any other person, or any successor or transferee liability.

“Tax Contest” means any audit, suit, conference, action, assessment, investigation, claim, administrative or judicial proceeding, or other similar interaction with a Governmental Entity with respect to any Tax.

“Tax Return” means any and all reports, returns, declarations, claims for refund, elections, disclosures, estimates, information reports or returns or statements supplied or required to be supplied to a Governmental Entity in connection with Taxes, including any schedule or attachment thereto or amendment thereof.

“Title IV Plan” means a single-employer plan that is subject to Title IV of ERISA.

“Transaction Documents” means this Agreement, the Related Agreements, the RE Agreement, the Equity Commitment Letters, the Expense Reimbursement Letter, the Confidentiality Agreement and the Clean Team Agreement.

“Transaction Litigation” means any Action made or instituted or, to the Company’s Knowledge, threatened by, or any written or, to the Knowledge of the Company, oral demand by, any current or former stockholder (or other holder of any other equity securities) or creditor of the Company, or any Affiliate, trustee or beneficiary, or other person acting on behalf or for the benefit of any stockholder (or other holder of any other equity securities) or creditor of the Company, (i) asserting, seeking to assert, or based upon any alleged breach of fiduciary duty, usurping corporate opportunity or similar breach of care, loyalty or comparable claims by any officer, director, trustee, fiduciary, agent or current or former stockholder of the Company occurring prior to the Closing in connection with this Agreement or the Transaction Documents, or (ii) challenging this Agreement or the Transaction Documents or the transactions contemplated thereby or seeking to directly or indirectly enjoin, delay or prevent the transactions contemplated by the Transaction Documents or seeking damages in connection with the transactions contemplated by the Transaction Documents.

“Transactions” means the transactions contemplated by this Agreement and the Related Agreements.

“Treasury Regulations” means the Treasury regulations promulgated under the Code.

“Voting Stock” means capital stock of the Company having the present right to vote in any election of directors to the Board.

(b)    The words “date hereof”, “date of this Agreement” and words of similar import shall refer to May 20, 2020; provided, that, with respect to any Investor who was not a signatory to the Prior Agreement and solely for purposes of Article IV, such words shall refer to June 9, 2020.

(c)    In addition to the terms defined in Section 1.01(a), the following terms have the meanings assigned thereto in the Sections set forth below:

Term	Section
Action	SECTION 3.07
Affiliate Arrangement	SECTION 3.19
Agreement	Preamble
Anticorruption Laws	SECTION 3.21
Balance Sheet Date	SECTION 3.05(c)
Bankruptcy and Equity Exception	SECTION 3.03
Closing	SECTION 2.02
Closing Date	SECTION 2.02
COBRA	SECTION 3.10
Company	Preamble
Company Certifications	SECTION 3.05
Company Disclosure Letter	ARTICLE III

Term	Section
Company Fundamental Representations	SECTION 6.03(a)
Company Group	SECTION 3.10
Company Intellectual Property	SECTION 3.13
Company Preferred Stock	SECTION 3.02
Company Products	SECTION 3.20(b)
Company SEC Documents	SECTION 3.05
Company Securities	SECTION 3.02(b)
Contract	SECTION 3.03(b)
Designated Exchange	SECTION 5.19(a)
DOJ	SECTION 5.05(b)
DOL	SECTION 3.10
Equity Commitment Letters	SECTION 4.05
Equity Investors	SECTION 4.05
FCPA	SECTION 3.21
Filed SEC Documents	ARTICLE III
Financing	SECTION 4.05
Fiscal Year	SECTION 5.13(a)(i)
FLSA	SECTION 3.11(b)
FTC	SECTION 5.05(b)
Government Official	SECTION 3.21
Investor	Preamble
IPO Demand	SECTION 5.19(a)
Laws	SECTION 3.08
Listing	SECTION 5.19(a)
Material Contracts	SECTION 3.15
Money Laundering Laws	SECTION 3.23
Non-Recourse Party	SECTION 7.05
Non-Voting Investors	Preamble
Observer	SECTION 5.11(b)
Outside Date	SECTION 7.01(b)(i)
Owned Real Property	SECTION 3.14
Permits	SECTION 3.08
Preferred A Shares	SECTION 2.01
Preferred A-1 Shares	SECTION 2.01
Preferred Shares	SECTION 2.01
Purchase	SECTION 2.01
Purchase Price	SECTION 2.01
RE Agreement	Recitals
Real Estate Transactions	Recitals
RealCo Real Property	SECTION 3.14
Series A Certificate of Designation	Recitals
Series A Preferred Stock	Recitals
Series A-1 Certificate of Designation	Recitals
Series A-1 Preferred Stock	Recitals
Transaction Expenses	SECTION 5.10
Transfer	SECTION 5.17
Voting Investors	Preamble
WARN Act	SECTION 3.11(b)

ARTICLE II

Purchase and Sale

SECTION 2.01     Purchase and Sale. On the terms and subject to the conditions set forth in this Agreement, at the Closing, for an aggregate purchase price of $1,651,800,000 (the “Purchase Price”): (a) the Non-Voting Investors shall purchase and acquire from the Company, and the Company shall issue, sell and deliver to the Non-Voting Investors, 1,460,000 shares of Series A-1 Preferred Stock, in each case, in the proportions set forth on Annex A-2 hereto (the “Preferred A-1 Shares”) and (b) the Voting Investors shall purchase and acquire from the Company, and the Company shall issue, sell and deliver to the Voting Investors, 290,000 shares of Series A Preferred Stock, in each case, in the proportions set forth on Annex B-2 hereto (the “Preferred A Shares” and together with the Preferred A-1 Shares, the “Preferred Shares”). The purchase of the Preferred Shares pursuant to this Section 2.01 is referred to as the “Purchase”.

SECTION 2.02     Closing. (a) The closing of the Purchase (the “Closing”) shall take place at the offices of Schulte, Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, on the second Business Day following the satisfaction (or, to the extent permitted by Law, the waiver by the party entitled to the benefit thereof) of the conditions set forth in Article VI, other than those conditions that by their nature are to be satisfied as of the Closing (but subject to the satisfaction or waiver of such conditions at the Closing), or at such other place, time and date as shall be agreed between the Company and the Required Holders; provided, that in no event shall the Closing occur prior to the date that is ten (10) Business Days following the date hereof. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”. The Closing shall be deemed to occur and be effective as of 12:01 a.m. New York City time on the Closing Date.

(b)    At the Closing, to effect the purchase and sale of the Preferred Shares, (i) each Investor shall pay to the Company, by wire transfer to a bank account designated in writing by the Company at least two Business Days prior to the Closing Date, in immediately available funds, the portion of the Purchase Price listed opposite the name of such Investor on Annex A-2 or Annex B-2, (ii) the Company shall deliver to each Investor the number of Preferred Shares listed opposite the name of such Investor on Annex A-2 or Annex B-2 free and clear of all Liens, except restrictions imposed by the Securities Act and any applicable state securities Laws and any restrictions imposed pursuant to the Transaction Documents (and, reasonably promptly following the Closing, the Company will provide each Investor with evidence reasonably acceptable to such Investor representing the ownership by such Investor of such number of Preferred Shares), and (iii) the Company shall make the filing described in Section 6.01(b).

ARTICLE III

Representations and Warranties of the Company

The Company represents and warrants to each Investor as of the date hereof and as of the Closing (except to the extent made only as of a specified date, in which case such representation and warranty is made as of such date) that, except as (A) set forth in the confidential disclosure letter delivered by the Company to the Investors on the date hereof (the “Company Disclosure Letter”) (it being understood that any information, item or matter set forth on one section or subsection of the Company Disclosure Letter shall be deemed to apply to and qualify the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement (other than Section 5.01) to the extent that it is reasonably apparent on the face of such disclosure that such information, item or matter is relevant to such other section or subsection) or (B) disclosed in any report, schedule, form, statement or other document (including exhibits) filed with, or furnished to, the SEC and publicly available on or after February 24, 2018 and prior to the date hereof (the “Filed SEC Documents”), other than any disclosures set forth in the “Risk Factors” or forward-looking statement sections of such Filed SEC Documents and any other disclosures included therein to the extent they are predictive or forward looking in nature; provided, that this clause (B) shall not apply to the representations and warranties set forth in Sections 3.01, 3.02, 3.03(a) and 3.06(b).

SECTION 3.01     Organization; Standing. (a) The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and corporate authority necessary to carry on its business as it is now being conducted, except (other than with respect to the Company’s due organization and valid existence) as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. The Company is duly licensed or qualified to do business (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. True and complete copies of the Company Charter Documents (as amended to the date hereof) are included in the Filed SEC Documents.

(b)    Each of the Company’s Subsidiaries is duly organized, validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of the jurisdiction of its organization, except where (other than in the case of the RealCo Entities) the failure to be so organized, existing or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. Each of the Company’s Subsidiaries is duly licensed or qualified to do business (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where (other than in the case of the RealCo Entities) the failure to be so licensed or qualified, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

(c)    As of the Closing, each of the RealCo Entities will have been formed solely for the purpose of the Real Estate Transactions. As of the Closing, none of the RealCo Entities has ever had any employees. Except for the Real Estate Reorganization Documents and the contractual obligations associated therewith, as of the Closing, none of the RealCo Entities is a party to any Contract, has incurred any Indebtedness or other Liabilities (other than Tax Liabilities and de minimis Liabilities in the ordinary course of business such as state franchise taxes), has acquired or has owned or used any assets (other than the Owned Real Property owned by it and the equity securities of its Subsidiaries, as applicable) or has engaged in any other business activities since its formation other than in connection with such formation.

SECTION 3.02     Capitalization. (a) As of the date hereof, the authorized capital stock of the Company consists of 1,000,000,000 shares of Common Stock and 100,000,000 shares of preferred stock, par value $0.01 per share (“Company Preferred Stock”). As of the Closing (and after giving effect to the filing of the Certificates of Amendment with the Secretary of State of the State of Delaware), the authorized capital stock of the Company consists of 1,000,000,000 shares of Class A Common Stock, 150,000,000 shares of Class A-1 Common Stock and 100,000,000 shares of Company Preferred Stock, of which 340,000 shares of Series A Preferred Stock and 1,410,000 shares of Series A-1 Preferred Stock will be authorized as of the Closing. As of the date hereof, (i) 280,230,931 shares of Common Stock were issued and outstanding, (ii) 1,772,018 shares of Common Stock were held by the Company in its treasury, (iii) no shares of Company Preferred Stock were issued or outstanding and (iv) Section 3.02(a) of the Company Disclosure Letter sets forth (x) the number of shares of Common Stock that are reserved and available for issuance, directly or indirectly, pursuant to outstanding Phantom Unit Awards and other outstanding awards (whether time-based or performance-based) under the Phantom Unit Plan, (y) the number of shares of Common Stock that are reserved and available for issuance, directly or indirectly, pursuant to future awards (whether time-based or performance-based) under the Phantom Unit Plan and (z) the number of shares of Common Stock to be reserved and available for issuance, directly or indirectly, pursuant to future awards (whether time-based or performance-based) under the Albertsons Companies, Inc. 2020 Omnibus Incentive Plan.

(b)    Except as described in this Section 3.02, as of the date hereof, there were no (i) outstanding shares of capital stock of, or other equity or voting interests in, the Company, (ii) outstanding securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company, (iii) outstanding options, warrants, stock appreciation rights, phantom stock rights, rights or other commitments or agreements to acquire from the Company or any Subsidiary, or that obligate the Company or any Subsidiary to issue, any capital stock of, or other equity or voting interests (or voting debt) in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company, (iv) obligations of the Company or any Subsidiary to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interests in, the Company (the items in clauses (i), (ii), (iii) and (iv) being referred to collectively as “Company Securities”) and (v) other obligations by the Company or any of its Subsidiaries to make any payments or provide any economic value based on the price or value of any Company Securities or dividends paid thereon. Except with respect to the Phantom Unit Plan, there are no outstanding agreements of any kind which obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities, or obligate the Company to grant, extend or enter into any such agreements relating to any Company Securities, including any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Company Securities. None of the Company or any Subsidiary of the Company is a party to any stockholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement or understanding relating to any Company Securities or any other agreement relating to the disposition, voting or dividends with respect to any Company Securities. All outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. The Preferred Shares and the Conversion Shares will be, when issued, duly authorized and validly issued, fully paid and nonassessable and issued in compliance with all applicable federal and state securities Laws, and such shares will not be issued in violation of any purchase option, call option, preemptive right, resale right, subscription right, right of first refusal or similar right, and will be free and clear of all Liens, except restrictions imposed by the Securities Act and any applicable state securities Laws and any restrictions imposed pursuant to the Transaction Documents. The Preferred Shares, when issued, and the Conversion Shares, if and when issued, will have the terms and conditions and entitle the holders thereof to the rights set forth in the Company Charter Documents, as amended by the Certificates of Amendment. The Conversion Shares issuable upon conversion of the Preferred Shares, the Series A Preferred Stock and the Class A-1 Common Stock have been duly reserved for issuance.

(c)    Section 3.02(c) of the Company Disclosure Letter sets forth, as of the date hereof, the name and jurisdiction of organization of each material Subsidiary of the Company and the holder of each equity interest therein. All of the outstanding shares of capital stock of, or other equity or voting interests in, each material Subsidiary of the Company (except for directors’ qualifying shares or the like) are owned directly or indirectly, beneficially and of record, by the Company free and clear of all Liens, except for Permitted Liens. Each outstanding share of capital stock of each material Subsidiary of the Company, which is held, directly or indirectly, by the Company, is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, and, except as set forth in the Transaction Documents, there are no subscriptions, options, warrants, rights, calls, contracts or other commitments, understandings, restrictions or arrangements relating to the issuance, acquisition, redemption, repurchase or sale of any shares of capital stock or other equity or voting interests of any material Subsidiary of the Company, including any right of conversion or exchange under any outstanding security, instrument or agreement, any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any securities of any Subsidiary of the Company.

SECTION 3.03    Authority; Noncontravention; Voting Requirements. (a) The Company has all necessary corporate power and corporate authority to execute and deliver this Agreement and the Related Agreements and to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution, delivery and performance by the Company of this Agreement and the Related Agreements, and the consummation by it of the Transactions, have been duly authorized and approved by its Board, and, except for filing the Certificates of Amendment with the Secretary of State of the State of Delaware pursuant to the DGCL, no other corporate action on the part of the Company or its stockholders is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the Related

Agreements and the consummation by it of the Transactions. This Agreement has been and the Related Agreements will be on the Closing Date, duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof and thereof by each Investor, this Agreement constitutes, and the Related Agreements will on the Closing Date constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

(b)    Neither the execution and delivery of this Agreement nor any of the Related Agreements by the Company, nor the consummation by the Company of the Transactions, nor performance or compliance by the Company with any of the terms or provisions hereof or thereof, will (i) conflict with or violate any provision of (A) the Company Charter Documents or (B) any similar organizational documents of any of the Company’s Subsidiaries or (ii) assuming that the authorizations, consents and approvals referred to in Section 3.04 are obtained prior to the Closing Date and the filings referred to in Section 3.04 are made and any waiting periods thereunder have terminated or expired prior to the Closing Date, (x) except as set forth in Section 3.03(b) of the Company Disclosure Letter, violate or constitute a default (or constitute an event which, with notice or lapse of time or both, would constitute a violation or default) under any of the terms, conditions or provisions of any loan or credit agreement, debenture, note, bond, mortgage, indenture, deed of trust, lease, sublease, license, contract or other agreement, instrument, arrangement or understanding (each, a “Contract”) to which the Company or any of its Subsidiaries is a party or accelerate any obligations or rights under or give a right of termination of (whether or not with notice, lapse of time or both) any such Contract, (y) violate any Law, judgment, writ or injunction of any Governmental Entity applicable to the Company or any of its Subsidiaries or (z) result in the creation of any Lien on any properties or assets of the Company or any of its Subsidiaries, except, in the case of clause (ii), as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

(c)    No vote, consent or approval of the stockholders of the Company is required under applicable Law, the Company Charter Documents or under any Contract between the Company and any stockholder of the Company, to authorize or approve this Agreement or the Transactions, in each case other than any such vote, consent and approval which has been obtained.

(d)    The Subsidiaries of the Company have all necessary corporate or other power and authority to execute and deliver the Real Estate Reorganization Documents and to perform their respective obligations thereunder and to consummate the Real Estate Reorganization. The execution, delivery and performance by the Subsidiaries of the Company of the Real Estate Reorganization Documents, and the consummation by the Subsidiaries of the Company of the Real Estate Reorganization, have been duly authorized and approved by their respective board of directors and/or members or stockholders (as applicable), and no other corporate action on the part of the Subsidiaries of the Company or their respective direct or indirect members or stockholders (as applicable) is necessary to authorize the execution, delivery and performance by the Subsidiaries of the Company of the Real Estate Reorganization Documents and the consummation by the Subsidiaries of the Company of the Real Estate Reorganization. The Real Estate Reorganization Documents will be on the Closing Date, duly executed and delivered by the Subsidiaries of the Company and, assuming due authorization, execution and delivery hereof and thereof by the other parties thereto, will on the Closing Date constitute, a legal, valid and binding obligation of the Subsidiaries of the Company, subject, as to enforceability, to the Bankruptcy and Equity Exceptions. Neither the execution and delivery of the Real Estate Reorganization Documents by the Subsidiaries of the Company, nor the consummation by the Subsidiaries of the Company of the Real Estate Reorganization, nor performance or compliance by the Subsidiaries of the Company with any of the terms or provisions thereof, will (i) conflict with or violate any provision of the organizational documents of any of the Company’s Subsidiaries or (ii) (x) except as set forth in Section 3.03(d) of the Company Disclosure Letter, violate or constitute a default (or constitute an event which, with notice or lapse of time or both, would constitute a violation or default) under any Contract to which the Subsidiaries of the Company is a party or accelerate any obligations or rights under or give a right of termination of (whether or not with notice, lapse of time or both) any such Contract, (y) violate any Law, judgment, writ or injunction of any Governmental Entity applicable to the Subsidiaries of the Company or (z) result in the creation of any Lien on any properties or assets of the Subsidiaries of the Company.

SECTION 3.04    Governmental Approvals. Except for (a) the filing of the Certificates of Amendment with the Secretary of State of the State of Delaware pursuant to the DGCL, (b) the filing with the SEC of such current reports and other documents, if any, required to be filed with the SEC under the Exchange Act or Securities Act in connection with the Transactions and (c) compliance with any applicable securities or blue sky laws of the various states, no consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Entity or any stock market or stock exchange on which shares of Common Stock are listed for trading are necessary for the execution and delivery of this Agreement and the Related Agreements by the Company, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the Transactions, other than such consents, approvals, filings, licenses, permits, authorizations, declarations or registrations the failure of which to obtain, make or give, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 3.05    Company SEC Documents; Undisclosed Liabilities. (a) The Company has filed or furnished, as applicable, with the SEC, on a timely basis, all reports, schedules, forms, statements and other documents required to be filed or furnished, as applicable, by the Company with the SEC pursuant to the Securities Act or the Exchange Act since February 24, 2018 (collectively, the “Company SEC Documents”). As of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Company SEC Documents), the Company SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, applicable to such Company SEC Documents, and none of the Company SEC Documents as of such respective dates (or, if amended prior to the date hereof, the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted, or will have omitted, to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof and as of the Closing, (i) none of the Company’s Subsidiaries are or will be required to file any documents with the SEC, (ii) there are and will be no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the Company SEC Documents and (iii) to the Knowledge of the Company, none of the Company SEC Documents are or will be the subject of ongoing SEC review, outstanding SEC comment or outstanding SEC investigation. Each of the certifications and statements relating to the Company SEC Documents required by: (A) Rule 13a-14 or Rule 15d-14 under the Exchange Act, (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) or (C) any other rule or regulation promulgated by the SEC or applicable to the Company SEC Documents (collectively, the “Company Certifications”) is accurate and complete, and complies as to form and content with all applicable Laws.

(b)    The consolidated financial statements of the Company (including all related notes or schedules) included or incorporated by reference in the Company SEC Documents (i) complied, as of their respective dates of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) present fairly, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods covered thereby (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments), (iii) have been prepared in all material respects in accordance with GAAP (except, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied on a consistent basis during the periods covered thereby (except (A) as may be indicated in the notes thereto or (B) as permitted by Regulation S-X), and (iv) were prepared in accordance with the books of account and other financial records of the Company and its Subsidiaries (except as may be indicated in the notes thereto).

(c)    Neither the Company nor any of its Subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) that would be required under GAAP, as in effect on the date hereof, to be reflected on a consolidated balance sheet of the Company (including the notes thereto) except liabilities (i) reflected or reserved against in the balance sheet (or the notes thereto) of the Company and its Subsidiaries as of February 29, 2020 (the “Balance Sheet Date”) included in the Filed SEC Documents, (ii) incurred after the Balance Sheet Date in the ordinary course of business, (iii) as contemplated by this Agreement or otherwise incurred in connection with the Transactions, or (iv) as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

(d)    The Company has established and maintains, and at all times since February 25, 2017 has maintained, disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system. Since February 25, 2017, neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm, has identified or been made aware of any “significant deficiency” or “material weakness” (as defined by the Public Company Accounting Oversight

Board) in the design or operation of the Company’s internal controls over financial reporting which would reasonably be expected to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated.

(e)    The Company’s auditor is and has at all times since February 25, 2017: (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) “independent” with respect to the Company within the meaning of Regulation S-X under the Exchange Act; and (iii) to the Knowledge of the Company, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder. All non-audit services performed by the Company’s auditors for the Company that were required to be approved in accordance with Section 202 of the Sarbanes-Oxley Act were so approved.

SECTION 3.06     Absence of Certain Changes. Since (a) the Balance Sheet Date, through the date hereof, except for (i) the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto and any transaction of the type contemplated by this Agreement, (ii) actions taken by the Company in preparation for an IPO as contemplated by the Company’s Registration Statement on Form S-1 (File No. 333-236956), as amended prior to the date hereof, and (iii) actions taken by the Company and its Subsidiaries (other than any actions that would be prohibited under Section 5.01(b)) in response to the COVID-19 virus as disclosed in the Filed SEC Documents, the business of the Company and its Subsidiaries has been carried on and conducted in all material respects in the ordinary course of business, (b) the Balance Sheet Date, there has not been any Material Adverse Effect or any circumstance, developments, effect, change, event, occurrence or state of facts that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect, (c) the Balance Sheet Date through the date hereof, the Company has not taken any actions which, had such actions been taken after the date of this Agreement, would have required the written consent of the Required Holders pursuant to Section 5.01 and (d) December 31, 2019 through the date hereof, the Company has not established a record date for, declare, set aside for payment or make payment in respect of, any dividend or other distribution upon any shares of capital stock of the Company.

SECTION 3.07    Legal Proceedings. As of the date of this Agreement, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no (a) pending or, to the Knowledge of the Company, threatened legal or administrative proceeding, suit, arbitration, claim, charge, audit, investigation, inquiry or action (an “Action”) against the Company or any of its Subsidiaries, or (b) outstanding order, judgment, injunction, ruling, writ or decree of any Governmental Entity imposed upon the Company or any of its Subsidiaries, in each case, by or before any Governmental Entity.

SECTION 3.08    Compliance with Laws; Permits. The Company and each of its Subsidiaries are, and since February 25, 2017 have been, in compliance with all foreign, state, federal or local laws, statutes, common laws, ordinances, acts, codes, rules, regulations, orders, executive orders, judgments, injunctions, penalties, fines, writs, decrees, governmental guidelines or interpretations having the force of law, Permits, regulations, decrees and orders of Governmental Entities (collectively, “Laws”) applicable to the Company or any of its

Subsidiaries, in each case except for instances of non-compliance that individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries hold all licenses, franchises, permits, certificates, approvals and authorizations from Governmental Entities necessary for the lawful conduct of their respective businesses (collectively, “Permits”), except where the failure to hold the same, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

SECTION 3.09    Tax Matters. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect:

(a)    The Company and each of its Subsidiaries has prepared (or caused to be prepared) and timely filed (taking into account valid extensions of time within which to file) all Tax Returns required to be filed by any of them, and all such filed Tax Returns are true, complete and accurate.

(b)    All Taxes owed by the Company and each of its Subsidiaries that are due (whether or not shown on any Tax Return) have been timely paid or have been adequately reserved against in accordance with GAAP.

(c)    All amounts of Taxes required to be withheld by the Company or any of its Subsidiaries have been duly withheld and timely remitted to the appropriate taxing authority as required by applicable Law, and the Company and its Subsidiaries have each complied in all respects with all Tax information reporting provisions of all applicable laws.

(d)    The Company has not received written notice of any pending or threatened Tax Contests in respect of any Taxes of the Company or any of its Subsidiaries, no Governmental Entity has given written notice of any intention to assert any deficiency or claim for additional Taxes against the Company or any of its Subsidiaries, and no claim in writing has been made by any Governmental Entity in a jurisdiction where the Company and its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

(e)    There are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Liens.

(f)    None of the Company or any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” in any distribution occurring in the prior two years that was purported or intended to be governed by Section 355 of the Code (or any similar provision of state, local or non-U.S. Law).

(g)    No deficiency for any Tax has been asserted or assessed by any Governmental Entity in writing against the Company or any of its Subsidiaries, except for deficiencies that have been satisfied by payment in full, settled or withdrawn or that have been adequately reserved against in accordance with GAAP.

(h)    Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to an assessment or deficiency for Taxes (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course) and no request for any such waiver or extension is currently pending.

(i)    Neither the Company nor any of its Subsidiaries has (A) participated in any “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b) (or any similar provision of state, local or non-U.S. Tax law) or (B) taken any reporting position on a Tax Return, which reporting position (i) if not sustained would be reasonably likely, absent disclosure, to give rise to a penalty for substantial understatement of federal income Tax under Section 6662 of the Code (or any similar provision of state, local, or non-U.S. Tax law), and (ii) has not adequately been disclosed on such Tax Return in accordance with Section 6662(d)(2)(B) of the Code (or any similar provision of state, local, or non-U.S. Tax law).

(j)    The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

SECTION 3.10    Employee Benefits. (a) Section 3.10 of the Company Disclosure Letter sets forth a true, complete and correct list of each material Company Plan and Multiemployer Plan.

(b)    Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, (i) each Company Plan has been established and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and all other applicable Laws and the terms of any applicable Collective Bargaining Agreement; (ii) with respect to each Company Plan, the Company and each of its Subsidiaries is in compliance with the applicable provisions of ERISA, the Code (including Section 409A, COBRA, and the Affordable Care Act) and all other applicable Laws and the terms of any applicable Collective Bargaining Agreement, (iii) with respect to each Company Plan, all reports, returns, notices and other documentation that are required to have been filed with or furnished to the IRS, the United States Department of Labor (the “DOL”), the PBGC, the SEC or any other Governmental Entity, or to the participants or beneficiaries of such Company Plan, have been filed or furnished on a timely basis; (iv) each Company Plan that is intended to be qualified within the meaning of Section 401(a) of the Code is so qualified and has received a favorable determination letter from the IRS to the effect that the Company Plan satisfies the requirements of Section 401(a) of the Code and that its related trust is exempt from taxation under Section 501(a) of the Code and there are no facts or circumstances that could reasonably be expected to cause the loss of such qualification; (v) no Service Provider has been improperly excluded from participation in any Company Plan, and neither the Company nor any of its Subsidiaries has any direct or indirect Liability, whether actual or contingent, with respect to any misclassification of any person as an independent contractor rather than as an employee, or with respect to any employee leased from another employer; (vi) no non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred involving any Company Plan; (vii) no fiduciary has any Liability for breach of fiduciary duty or any other failure to act or comply with the requirements of ERISA, the Code or any other applicable Laws in connection with the administration or investment of the assets of any Company Plan and (viii) there are no pending or, to the Knowledge of the Company, threatened claims or litigation with respect to any Company Plan, other than ordinary and usual claims for benefits by participants and beneficiaries pursuant to the Employee Plans Compliance Resolution System or similar proceedings pending with the IRS or DOL with respect to any Company Plan.

(c)    Except as disclosed on Section 3.10(c) of the Company Disclosure Letter or as reflected in the consolidated financial statements of the Company, neither the Company nor any of its Subsidiaries has incurred any current or projected material Liability in respect of post-employment health, medical or life insurance benefits for any Service Provider, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), and at the expense of such Service Provider.

(d)    Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, (i) each Company Plan has been administered in accordance with terms and in compliance with the applicable provisions of ERISA, the Code and other applicable Laws, (ii) neither the Company nor any of its ERISA Affiliates is subject to any liability under Title IV of ERISA (other than for premiums payable to the PBGC and funding obligations payable in the ordinary course of business consistent with past practice or obligations to pay benefits when due) or Section 412 of the Code, (iii) neither the Company nor any of its ERISA Affiliates participates in or has participated during the past six years in any “multiemployer plan” within the meaning of Section 3(37) of ERISA and (iv) no Company Plan that is an “employee benefit plan” under Section 3(3) of ERISA (whether or not subject to ERISA) and that is subject to funding requirements under applicable Laws had, as of the last annual valuation date for such Company Plan, an “unfunded benefit liability”, as such term is defined in Section 4001(a)(18) of ERISA, based on the actuarial assumptions used for funding purposes in the most recent actuarial report prepared by such Company Plan’s actuary with respect to such Company Plan.

(e)    With respect to any Company Plan that is a Title IV Plan, except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, (i) all premiums due the PBGC have been paid, (ii) neither the Company nor any of its Subsidiaries has filed a notice of intent to terminate the plan or adopted any amendment to treat such plan as terminated, (iii) the PBGC has not instituted, or threatened to institute, proceedings to treat such plan as terminated, (iv) no event has occurred or circumstance exists that may constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, such plan, (v) there has been no “reportable event” (as defined in Section 4043 of ERISA) that would require the giving of notice or any event requiring disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA, (vi) the Company and its Subsidiaries are not, and do not expect to be, subject to (A) any requirement to post security pursuant to Section 412(c)(4) of the Code or (B) any lien pursuant to Section 430(k) of the Code and (vii) as of the last day of the most recent plan year ended prior to the date of this Agreement, there is no “amount of unfunded benefit liabilities” (as defined in Section 4001(a)(18) of ERISA). Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, during the six-year period ending on the date of this Agreement, (i) neither the Company nor any of its Subsidiaries or ERISA Affiliates have terminated any Title IV Plan or incurred any outstanding Liability under Section 4062 of ERISA to the PBGC or to a trustee appointed under Section 4042 of ERISA and (ii) neither the Company nor any organization to which the Company is a successor or parent corporation, within the meaning of Section 4069(b) of ERISA, has engaged in any transaction described in Sections 4069 or 4212(c) of ERISA.

(f)    Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect or as disclosed on Section 3.10(f) of the Company Disclosure Letter, none of the Company, its Subsidiaries or any of their respective ERISA Affiliates (collectively, the “Company Group”) has, in the past six years, maintained, established, contributed to, been obligated to contribute to or had any liability to any Multiemployer Plan or a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA. Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, during the six-year period ending on the date of this Agreement, (i) each member of the Company Group has timely made all contributions required to be made by it to any Multiemployer Plan under the terms of the Multiemployer Plan and/or the applicable Collective Bargaining Agreement; (ii) no member of the Company Group has incurred or triggered either a complete or partial withdrawal (as defined in Section 4203 or Section 4205 of ERISA) from any Multiemployer Plan; and (iii) the Company has no Knowledge as of the date hereof of any facts that would give rise to a partial withdrawal by any member of the Company Group from any Multiemployer Plan. No Company Plan is a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). For each Multiemployer Plan, the Company Group has made available to the Purchaser a copy of the most recent letter or calculation, if any, that has been received by the Company Group from a Multiemployer Plan setting forth the estimated withdrawal liability which would be imposed by the Multiemployer Plan if the Company Group were to withdrawal from the Multiemployer Plan in a complete withdrawal.

(g)    None of the execution and delivery of this Agreement, shareholder approval of this Agreement or the consummation of the Transactions could reasonably be expected to (either alone or in combination with another event) result in (i) any of the following with respect to Service Providers: (A) material severance pay upon any termination of employment or service after the date of this Agreement, or any increase thereof; (B) any material payments, compensation or benefits becoming due, or any increase thereof; (C) the acceleration of the time of payment or vesting of any material payments, compensation or benefits; and (D) any material funding (through a grantor trust or otherwise) of any compensation or benefit; (ii) any other material Liability or obligation pursuant to any of the Company Plans; (iii) any limitation or restriction on the right of the Company’s or any Subsidiary’s ability to merge, amend or terminate any of the Company Plans; or (iv) the payment of any amount that could, individually or in combination with any other payment, reasonably be expected to constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code. Neither the Company nor any of its Subsidiaries is a party to or has any contractual obligations under any Company Plan or otherwise to compensate, gross-up or indemnify any person for Taxes payable pursuant to Section 409A or 4999 of the Code.

SECTION 3.11    Labor Matters. (a) Section 3.11(a) of the Company Disclosure Letter sets forth a list that is that is true and correct in all material respects as of the date hereof, of each Collective Bargaining Agreement.. Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect (i) no labor union or group of employees of the Company or any of its Subsidiaries has made a pending demand for recognition or certification of a bargaining representative of any such employees in respect of their employment with the Company and its Subsidiaries, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Knowledge of the Company, threatened to be brought or filed with or before the National Labor Relations Board or any other labor relations Governmental Entity with respect to representation of any such employees in respect of their employment with the Company and its Subsidiaries; (ii) during the two-year period ending on the date of this Agreement, there have been no organizing activities, union election activity or attempts to bargain collectively relating to any employees of the Company and its Subsidiaries in respect of their employment with the Company and its Subsidiaries; (iii) during the two-year period ending on the date of this Agreement, there have been no strikes, work stoppages, slowdowns, picketing, concerted refusal to work overtime, handbilling, demonstrations, leafletting, lockouts, arbitrations or grievances (in each case involving labor matters) or other material labor disputes pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has entered into any agreement, arrangement or understanding, whether written or oral, with any labor union, trade union, works council or other employee representative body or any material number or category of its employees that would prevent or materially restrict or impede the consummation of the Transactions.

(b)    The Company has not incurred any Liability or obligation under the Worker Adjustment and Retraining Notification Act and the regulations promulgated thereunder (the “WARN Act”) or any similar applicable state, local or foreign Law that remains unsatisfied. Within the last six months, there has not been any plant closing or mass layoff, or term of similar import, under the WARN Act or any similar applicable state, local or foreign Law and, to the Knowledge of the Company and each of its Subsidiaries, no mass employee layoff, facility closure or similar reduction in force is currently contemplated, planned or announced that would reasonably be expected to result in any material Liability to the Company and its Subsidiaries.

(c)    Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, each of the Company and its Subsidiaries is, and has been since February 25, 2017, in compliance in all respects with all applicable federal, state, local and foreign Laws regarding labor, employment and employment practices, including all such applicable Laws relating to: (i) the hiring, promotion, assignment and termination of employees (including, but not limited to, timing and usage of employment applications, drug testing and pre-employment testing); (ii) discrimination; (iii) harassment; (iv) retaliation; (v) equal employment opportunities; (vi) disability; (vii) labor relations; (viii) wages and hours; (ix) the Fair Labor Standards Act of 1938 and applicable state and local wage and hour Laws (collectively, “FLSA”); (x) hours of work; (xi) payment of wages (including, but not limited to, the timing of payments, overtime payments, minimum wage, recordkeeping and reporting of wages to employees); (xii) immigration (including, without limitation, visas and work permits); (xiii) workers’ compensation; (xiv) employee benefits; (xv) background and credit checks; (xvi) working conditions; (xvii) occupational safety and health; (xviii) family and medical leave; (xix) classification of employees; (xx) unfair competition/noncompetition; and (xxi) any bargaining or other obligations under the National Labor Relations Act, in each case, to the extent applicable, the Labor Management Relations Act, the Fair Credit Reporting Act, the

Occupational Safety and Health Act, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Family Medical Leave Act, the Equal Pay Act, the Rehabilitation Act, the Employee Retirement Income Security Act, the Health Insurance Portability Act of 1996, the Uniform Services Employment and Reemployment Rights Act, the Genetic Information Nondiscrimination Act, 42 U.S.C. §§ 1981, 1983, 1985, and 1986, the Sarbanes-Oxley Act and the Immigration Reform and Control Act. Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, each of the Company and its Subsidiaries has met all requirements under Laws relating to the employment of foreign citizens and residents, including all requirements of Form I-9.

(d)    Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, there are no pending or, to the Knowledge of the Company, threatened Actions against the Company or any of its Subsidiaries brought by or on behalf of any applicant for employment, any Service Provider, any current or former leased employee, intern, volunteer or “temp” of the Company or any of its Subsidiaries, or any person alleging to be a current or former employee, or any group or class of the foregoing, or any Governmental Entity, alleging: (i) violation of any labor or employment Laws; (ii) breach of any Collective Bargaining Agreement; (iii) breach of any express or implied contract of employment; (iv) wrongful termination of employment; or (v) any other discriminatory, wrongful or tortious conduct in connection with any employment relationship, including before the Equal Employment Opportunity Commission and (vi) neither the Company nor, to the Knowledge of the Company, its Subsidiaries has received notice of any pending or, to the Knowledge of the Company, threatened inquiry or audit from any Governmental Entity concerning the classification under applicable Law of individuals who perform or have performed services for the Company or any of its Subsidiaries (x) as employees or individual independent contractors and (y) for employees, as an “exempt” employee or a “non-exempt” employee (within the meaning of the FLSA and state Law).

(e)    To the Knowledge of the Company, during the three year period ending on the date of this Agreement, (i) no allegations of sexual or other unlawful harassment or discrimination have been made against (x) any officer of the Company and its Subsidiaries or (y) any employee at a level of Vice President or above, (ii) the Company has taken reasonable actions to promptly, thoroughly and impartially investigate all such sexual harassment allegations of which it is aware, (iii) with respect to each such allegation that was reasonably found to have potential merit, the Company has taken prompt corrective action that is reasonably calculated to prevent further harassment, and (iv) the Company and its Subsidiaries do not reasonably expect any material liability with respect to any such allegations.

(f)    To the Knowledge of the Company, since March 1, 2020, the Company and its Subsidiaries is, and has been, in material compliance with all orders and/or requirements issued by any local, state and/or federal municipality relating to the COVID-19 virus, including but not limited to orders relating to Essential Businesses, Essential Workers and Essential Activities (as defined by such orders).

SECTION 3.12    Environmental Matters. Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse

Effect, (a) each of the Company and its Subsidiaries is, and since February 25, 2017 has been, in compliance with all applicable Environmental Laws, (b) each of the Company and its Subsidiaries has obtained and, since February 25, 2017, has been in compliance with, all Permits required under Environmental Laws for the occupancy of their respective owned or leased real property (including the Owned Real Property) and operation of their respective businesses, (c) there is no Action under any Environmental Law that is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, (d) neither the Company nor any of its Subsidiaries has received any unresolved written notice alleging that the Company or any of its Subsidiaries is in violation of or has any liability under any Environmental Laws, (e) neither the Company nor any of its Subsidiaries has treated, stored, disposed of, arranged for the disposal of, transported or handled Hazardous Materials in violation of Environmental Law; and (f) there has been no release of Hazardous Material at, on, under, to or from any owned or operated facility or property (including the Owned Real Property) in violation of, or which could give rise to Liability under, Environmental Law. The Company has made available to the Apollo Investors all material Phase I Environmental Site Assessments prepared pursuant to ASTM E1527-13, Phase II Environmental Site Assessments prepared pursuant to ASTM E1903-19 and other environmental site assessments prepared pursuant to equivalent standards in its possession or reasonable control relating to the owned and leased property (including the Owned Real Property) of the Company and its Subsidiaries.

SECTION 3.13    Intellectual Property. (a) Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, (i) the Company or its Subsidiaries own or possess valid rights to use all of the material Intellectual Property used in the conduct of the business of the Company, and, with respect to such Intellectual Property that constitutes Owned Intellectual Property, such Intellectual Property is free and clear of Liens (other than Permitted Liens); (ii) the Company or its Subsidiaries exclusively own all Intellectual Property registrations and applications filed in their names that have not expired or have not been abandoned, and payment of all renewal and maintenance fees and expenses in respect thereof and all filings related thereto have been duly made; and (ii) the Owned Intellectual Property, together with the Licensed Intellectual Property (collectively, “Company Intellectual Property”), includes all of the Intellectual Property necessary for the Company to carry on the conduct of the business of the Company as currently conducted in all material respects.

(b)    Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries have at all times maintained reasonable procedures and have taken commercially reasonable steps to protect and maintain all Owned Intellectual Property.

(c)    Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, (i) no claims are pending or, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries alleging that the conduct of the business of the Company and its Subsidiaries infringes, violates or misappropriates the Intellectual Property of any Person, (ii) no claims are pending or threatened by the Company or any of its Subsidiaries against any Person alleging any infringement, violation or misappropriation of the Owned Intellectual Property, (iii) to the Knowledge of the Company, the conduct of the business of the Company and its Subsidiaries has not infringed and does not infringe the Intellectual Property of any Person, (iv) to the Knowledge of the Company, no Person is infringing any Owned Intellectual Property, and (v) the Company and its Subsidiaries have taken commercially reasonable steps to maintain the confidentiality of the material trade secrets owned by the Company or its Subsidiaries and the security of their material computer software, websites and systems (including the confidential data transmitted thereby or stored therein) and, to the Knowledge of the Company, there have been no material breaches of the security of the same.

(d)    Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries are in actual possession of and have exclusive control over a complete and correct copy of the source code for all proprietary components of any proprietary software owned by the Company and its Subsidiaries.

(e)    Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, each Service Provider or any other Person who developed any Owned Intellectual Property (including any software) has executed a valid and enforceable written Contract with the Company or any of its Subsidiaries that conveys to the Company or one or more of its Subsidiaries any and all right, title and interest in and to all Intellectual Property developed by such Person in connection with such Person’s employment or engagement by the Company or one or more of its Subsidiaries, or all rights in such Owned Intellectual Property have vested in the Company or a Subsidiary by operation of law.

SECTION 3.14    Real Property. Section 3.14 of the Company Disclosure Letter sets forth a true, correct and complete list of the real estate owned by the Company or any of its Subsidiaries and which the Company and its Subsidiaries intend to transfer to RealCo entities pursuant to the Real Estate Reorganization (the “RealCo Real Property”) and the address and owner of each RealCo Real Property. Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, the Company or one of its Subsidiaries has (a) good and valid marketable fee simple title to the RealCo Real Property, free and clear of all Liens (other than Permitted Liens but excluding Liens described in clause (iii) of the definition of Permitted Liens) and (b) a good and valid leasehold interest in each material Company Lease, free and clear of all Liens (other than Permitted Liens). Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, to the Knowledge of the Company, none of the Company or any of its Subsidiaries has received written notice of any material default under any agreement or applicable Law affecting any real property owned the Company or any of its Subsidiaries (the “Owned Real Property”), which material default continues on the date hereof. Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, each material Company Lease is in full force and effect and is binding upon the Company or its Subsidiary, as applicable. There is no pending or, to the Knowledge of the Company, threatened appropriation, condemnation, eminent domain or like proceeding, or sale or other disposition in lieu of condemnation, affecting the Owned Real Property or the Company Leased Real Property except for such proceedings, which would not, individually or in the aggregate, have a Material Adverse Effect.

SECTION 3.15    Contracts. (a) Section 3.15 of the Company Disclosure Letter lists each of the following written contracts and agreements (other than any lease of Company Leased Real Property) to which the Company or any of its Subsidiaries is a party that is in effect as of the date of this Agreement (each such Contract or arrangement, together with any such contracts or arrangements entered into after the date hereof, collectively being “Material Contracts”):

(i)    any joint venture, partnership or strategic alliance contract or investment agreement, in each case related to the formation, creation, operation, management or control of any partnership or joint venture in which the Company or any of its Subsidiaries owns any partial interest and that is material to the business of the Company and its Subsidiaries, taken as a whole, other than revenue sharing agreements entered into in the ordinary course of business;

(ii)    any settlement, conciliation or similar contract which would require the Company or any of its Subsidiaries to pay consideration of more than $25,000,000 (after taking into consideration any insurance proceeds available to the Company or any of its Subsidiary, as applicable, in respect thereof) or to satisfy any material non-monetary obligations, in each case after the date of this Agreement;

(iii)    any contract that contains any covenant limiting, to a degree that is material to the Company or any of its Subsidiaries, the ability of the Company or any of its Subsidiaries, as applicable, to engage in any line of business or compete with any Person, in each case in any geographic area (excluding any contracts entered into with distributors or suppliers in the ordinary course of business);

(iv)    (A) for the acquisition, directly or indirectly (by merger or otherwise) of a material portion of the assets (other than goods, products or services in the ordinary course) or capital stock or other equity interests of any Person for aggregate consideration in excess of $75,000,000 and that has not closed prior to the date hereof or pursuant to which the Company or any of its Subsidiaries has continuing indemnification (other than indemnification obligations with respect to current or former directors and officers), “earn-out” or other similar contingent payment obligations that are reasonably expected to exceed $75,000,000 in the aggregate after the date hereof or (B) gives any Person the right to acquire any assets of the Company or any of its Subsidiaries (excluding ordinary course commitments to purchase goods, products or services) after the date hereof with a total consideration of more than $75,000,000;

(v)    any license, sublicense or royalty contract under which a third party licenses any Intellectual Property to the Company or any of its Subsidiaries which would require the Company or any of its Subsidiaries to pay consideration of more than $125,000,000 annually (excluding any non-exclusive licenses of commercially available software or other standard products under standard end-user agreements); and

(vi)    all contracts evidencing any Affiliate Arrangements.

(b)    (i) each Material Contract is valid, binding and enforceable on the Company and any of its Subsidiaries to the extent such Person is a party thereto, as applicable, and to the Knowledge of the Company, each other party thereto (subject to the Bankruptcy and Equity Exception), and is in full force and effect, except where the failure to be valid, binding or in full force and effect, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, (ii) the Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, is in compliance with all Material Contracts and has performed all obligations required to be performed by it under each Material Contract, except where such noncompliance, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, (iii) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received notice of the existence of any event or condition which constitutes, or, after notice or lapse of time or both, will constitute, a default on the part of the Company or any of its Subsidiaries under any such Material Contract, except where such default, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, and (iv) to the Knowledge of the Company, there are no events or conditions which constitute, or, after notice or lapse of time or both, will constitute a default on the part of any counterparty under such Material Contract, except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

SECTION 3.16     Insurance. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, (a) neither the Company nor any of its Subsidiaries is in breach of any obligations under any material insurance policy of the Company, (b) all material claims made thereunder have been properly and timely filed, and (c) no written notice of cancellation or termination of coverage has been received by the Company or its Subsidiaries with respect to any such material insurance policy, other than in connection with ordinary renewals. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, each material insurance policy of the Company is in full force and effect and is the valid and binding obligation of the Company or its applicable Subsidiary named as the insured therein, subject, as to enforceability, to the Bankruptcy and Equity Exception.

SECTION 3.17    Sale of Securities. Assuming the accuracy of the representations and warranties set forth in Section 4.08, the sale of the Preferred Shares pursuant to this Agreement is exempt from the registration requirements of the Securities Act. Without limiting the foregoing, neither the Company nor, to the Knowledge of the Company, any other Person authorized by the Company to act on its behalf, has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of or to investors with respect to offers or sales of Series A-1 Preferred Stock or Series A Preferred Stock, as applicable. Neither the Company nor, to the Knowledge of the Company, any Person acting on its behalf has made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of Preferred Shares under this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act that would result in none of Regulation D or any other applicable exemption from registration under the Securities Act to be available, nor will the Company take any action or steps that would cause the offering or issuance of Preferred Shares under this Agreement to be integrated with other offerings by the Company.

SECTION 3.18    No Broker. Except as set forth in Section 3.18 of the Company Disclosure Letter (which fees are payable by the Company in each case), no agent, broker, investment banker, financial advisor or other firm or Person is or will be entitled to any broker’s, finder’s, financial advisor’s or any other commission or similar fee, or the reimbursement of expenses in connection therewith, in connection with any of the Transactions based upon arrangements made by, or on behalf of, the Company or any of its Subsidiaries.

SECTION 3.19     Certain Business Relationships with Affiliates. Section 3.19 of the Company Disclosure Letter sets forth a true and complete list of any Contracts (excluding employment agreements with officers entered into in the ordinary course of business) between the Company, on the one hand, and any director, officer or stockholder (in each case, in his, her or its capacity as such) of the Company or its Affiliates, on the other hand (an “Affiliate Arrangement”), which is currently in effect.

SECTION 3.20     Quality and Safety of Products. (a) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries has, since February 25, 2017, received written notice in connection with any product sold, produced or distributed by or on behalf of the Company or any of its Subsidiaries of any claim or allegation against the Company or any of its Subsidiaries, or been a party to, subject to or threatened with, any Action or investigation against or affecting, the Company or any of its Subsidiaries as a result of manufacturing, storage, quality, packaging or labeling of any product produced, sold or distributed by or on behalf of the Company or any of its Subsidiaries.

(b)    Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the food and non-food inventory held for sale to customers by the Company or any of its Subsidiaries, including grocery, frozen, dairy, deli, produce, meat, general merchandise and health and beauty products, which is held at, or is in transit from or to, any of the Company’s or any of its Subsidiaries’ premises, whether or not reflected in the consolidated financial statements (the “Company Products”), (A) is of a quality and condition merchantable in the ordinary course of business, (B) is subject to reasonably designed procedures for storage and handling in conformity with industry standards and reasonably good business practice and (C) since February 25, 2017, has not been subject to a voluntary recall by the Company or its Subsidiaries, by the manufacturer or distributor of the Company Products or any Governmental Entity nor subject to, to the Knowledge of the Company, a written threat of any such recall. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the food and beverage products of the Company or any Subsidiary prepared and/or served by the Company at the Company’s stores for people are suitable for human consumption when consumed in the intended manner (and assuming not in excessive quantities or by individuals with special sensitivities, allergies or health conditions that could be impacted by such products).

(c)    Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries has, since February 24, 2018, labeled any of its products as “natural,” “organic” or “certified organic” other than (A) in compliance with the U.S Federal Food, Drug and Cosmetic Act of 1938, as amended, and the rules and regulations promulgated thereunder and all other applicable Laws governing the labeling, marketing and/or advertising of food sold for human consumption as in effect as of the date of this Agreement and (B) in accordance with the customs of the grocery industry (including the prepared food business).

SECTION 3.21     Illegal Payments; FCPA Violations. During the past five (5) years, none of the Company, any of its Subsidiaries, or any of their respective directors, officers, or employees acting on its or their behalf, nor, to the Knowledge of the Company, any agent or representative of the Company or any of its Subsidiaries acting on its or their behalf, has: (i) in violation of the U.S. Foreign Corrupt Practices Act (the “FCPA”), the UK Bribery Act 2010 or any other applicable anti-bribery or anti-corruption law under any applicable jurisdictions (collectively, “Anticorruption Laws”), paid, caused to be paid, agreed to pay, or offered, directly or indirectly, in connection with the business of the Company, any payment or gift given to any person acting in an official capacity for any Governmental Entity, to any political party or official thereof, or to any candidate for political office (each, a “Government Official”) with the purpose of (w) influencing any act or decision of such Government Official in his official capacity; (x) inducing such Government Official to perform or omit to perform any activity related to his legal duties; (y) securing any improper advantage; or (z) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, in each case, in order to assist the Company or its Subsidiaries in obtaining or retaining business for or with, or in directing business to, the Company or its Subsidiaries; (ii) made any illegal contribution to any political party or candidate; or (iii) paid, caused to be paid, agreed to pay, or offered, directly or indirectly, in connection with the business of the Company, any bribe, kickback or other similar payment or gift to any supplier or customer in material violation of an Anticorruption Law.

SECTION 3.22     Economic Sanctions; Import Matters. The Company and its Subsidiaries, during the past five years, have not transacted business with or for the benefit of any Sanctioned Person, or otherwise engaged in conduct, in violation of Sanctions or in material violation of Ex-Im Laws.

SECTION 3.23     Compliance with Money Laundering Laws; Absence of Proceedings. (a) The operations of the Company and its Subsidiaries are and, during the past five years, have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all relevant jurisdictions, and the rules and regulations thereunder (collectively, the “Money Laundering Laws”).

(b)     The Company is not aware of any pending or threatened Litigation or proceeding by any Governmental Entity, nor has it in the past five years conducted any internal investigation or received any allegation, which appeared credible following a reasonable preliminary inquiry, with respect to any actual, potential or alleged violation of Anticorruption Laws, Sanctions, or Money Laundering Laws by the Company or any of its Subsidiaries.

SECTION 3.24     No Other Investor Representations or Warranties. Except for the representations and warranties expressly set forth in Article IV hereof and such representations and warranties set forth in the other Transaction Documents, the Company hereby acknowledges that none of the Investors nor any of their respective Affiliates, nor any other Person, has made or is making any other express or implied representation or warranty with respect to the Investors or any of their respective Affiliates, as applicable, or their respective businesses, operations, liabilities, condition (financial or otherwise) or prospects, including with respect to any information provided or made available to the Company or any of its Representatives or any

information developed by the Company or any of its Representatives. The Company, on behalf of itself and on behalf of its Subsidiaries and Affiliates, expressly waives any such claim relating to the foregoing matters, except with respect to fraud.

ARTICLE IV

Representations and Warranties of the Investors

Each Investor, severally and not jointly and severally, represents and warrants to the Company (provided, that, the representations and warranties contained in Section 4.05 (other than Section 4.05(f)) shall be made, severally and not jointly and severally, solely by the Apollo Investors) as of the date hereof and as of the Closing (except to the extent made only as of a specified date, in which case such representation and warranty is made as of such date) that:

SECTION 4.01     Organization and Authority. Such Investor is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite limited liability company power and authority to carry on its business as presently conducted.

SECTION 4.02     Authorization; Enforceability. Such Investor has all requisite limited liability company, limited partnership or other applicable power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the Registration Rights Agreement by such Investor and the consummation of the Transactions, and compliance with the provisions of this Agreement and the Registration Rights Agreement, by such Investor have been duly authorized by all necessary limited liability company, limited partnership or other applicable action on the part of such Investor (and, as of the date hereof, the resolutions giving effect to such limited liability company, limited partnership or other applicable actions have not been rescinded, modified or withdrawn in any way). This Agreement has been and, as of the Closing, the Related Agreements to which it is party will be, duly executed and delivered by such Investor and, assuming the due authorization, execution and delivery hereof and thereof by the other parties thereto (other than the other Investors), constitutes a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, subject, as to enforceability, to the Bankruptcy and Equity Exception.

SECTION 4.03     No Conflict. The execution and delivery by such Investor of this Agreement and, as of the Closing, the Registration Rights Agreement do not and will not, and the consummation of the Transactions and compliance with the provisions of this Agreement and the Registration Rights Agreement will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any right or benefit on the part of any third party under, or result in the creation of any Lien upon any of the properties or assets of such Investor under (i) the organizational or governing documents of such Investor or (ii) assuming that the authorizations, consents and approvals referred to in Section 4.04 are obtained prior to the Closing Date and the filings referred to in Section 4.04 are made, (A) any term, condition or provision of any Contract to which such Investor or any of its Affiliates is a party or by which any of its properties or assets are bound and that is material to the business of such Investor and its Affiliates, taken as a whole,

(B) any Law that is material to such Investor and its Affiliates, taken as a whole, or (C) any Judgment, permit, concession, grant or franchise, in each case, applicable to such Investor or any of its Affiliates or any of its properties or assets, other than, in the case of clause (ii) above, any such conflicts, violations, breaches, defaults, rights, losses or Liens that, individually or in the aggregate, have not had and would not reasonably be expected to have a material adverse effect on such Investor’s ability to consummate the Transactions.

SECTION 4.04     Governmental Approvals. Except for the filing by the Company of the Certificates of Amendment with the Secretary of State of the State of Delaware pursuant to the DGCL, no consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Entity is necessary for the execution and delivery of this Agreement and the other Transaction Documents by such Investor, the performance by such Investor of its obligations hereunder and thereunder and the consummation by such Investor of the Transactions, other than such other consents, approvals, filings, licenses, permits, authorizations, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, be material to such Investor’s ability to consummate the Transactions. For purposes of clarity, the execution and delivery of this Agreement by such Investor does not, and the performance of this Agreement by such Investor and the consummation of the Transactions will not, require any consent, approval, authorization, filing with or notification under the premerger notification requirements of the HSR Act or any approval, consent or authorization under any applicable foreign antitrust, competition, trade regulation or merger control law.

SECTION 4.05     Financing. (a) Such Apollo Investor has received and accepted an executed commitment letter dated the date hereof (collectively, the “Equity Commitment Letters”) pursuant to which the equity investors named therein (the “Equity Investors”) have agreed, subject to the terms and conditions thereof, to invest in such Apollo Investor the amounts set forth therein. The cash equity committed pursuant to such Apollo Investor’s Equity Commitment Letter is collectively referred to in this Agreement as its “Financing”. As of the date hereof, such Apollo Investor has delivered to the Company a true, complete and correct copy of the executed Equity Commitment Letter to which it is party.

(b)    As of the date hereof, the Equity Commitment Letter to which such Apollo Investor is party is valid and in full force and effect and constitutes the legal, valid and binding obligation of each Equity Investor party thereto, enforceable against such Equity Investor in accordance with its terms. As of the date hereof, no event has occurred which, with or without notice or lapse of time or both, would or would reasonably be expected to constitute a default on the part of any party to such Equity Commitment Letter or a breach or a failure to satisfy a condition precedent on the part of such Apollo Investor under the terms and conditions of such Equity Commitment Letter. There are no fees required to be paid by or on behalf of such Apollo Investor pursuant to the terms of such Equity Commitment Letter.

(c)    The Equity Commitment Letter to which such Apollo Investor is party provides, and will continue to provide, that the Company is a third party beneficiary thereof and is entitled to enforce such agreement, and such Apollo Investor and each Equity Investor party thereto have waived any defenses to the enforceability of such third party beneficiary rights, in each case in accordance with its terms and subject to the limitations set forth herein and therein.

(d)    Except as expressly set forth in the Equity Commitment Letter to which such Apollo Investor is party, there are no conditions precedent to the obligations of the Equity Investors party thereto to fund such Apollo Investor’s Financing.

(e)    As of the date of this Agreement, (A) the Equity Commitment Letter to which such Apollo Investor is party not has been amended, restated or otherwise modified (and no such amendment, restatement or modification is contemplated as of the date of this Agreement by such Apollo Investor or the Equity Investors party thereto) and (B) the respective commitments set forth in the Equity Commitment Letter to which such Apollo Investor is party has not been withdrawn, rescinded, amended, restated or otherwise modified in any respect (and no such withdrawal, rescission, amendment, restatement or modification is contemplated as of the date of this Agreement by such Apollo Investor or the Equity Investors party thereto). To the Knowledge of such Apollo Investor, no event has occurred which would result in any breach by such Apollo Investor of, or constitute a default by such Apollo Investor under, any term or condition to closing of the Equity Commitment Letter to which it is a party, or otherwise result in any portion of the Financing contemplated thereby to be unavailable or delayed. Such Investor has no reason to believe (assuming satisfaction of the conditions to Closing set forth herein) that any portion of such Apollo Investor’s Financing required to consummate the transactions contemplated by this Agreement will not be made available to such Investor on the Closing Date, including any reason to believe that any of the Equity Investors party to the Equity Commitment Letter with such Apollo Investor will not perform their respective funding obligations thereunder in accordance with its terms and conditions.

(f)    Such Investor will (in the case of an Apollo Investor, assuming such Apollo Investor’s Financing is funded in accordance with the conditions set forth in the Equity Commitment Letter to which it is party) have at the Closing immediately available funds in an aggregate amount that will enable such Investor to (x) consummate the Transactions on the terms contemplated by the Transaction Documents and (y) undertake its other obligations at Closing upon the terms contemplated by the Transaction Documents.

SECTION 4.06     Litigation(a) . As of the date of this Agreement, there are no Actions pending or, to the knowledge of such Investor, threatened in writing against such Investor that seek to enjoin, or would reasonably be expected to have the effect of preventing or making illegal, any of the transactions contemplated by the Transaction Documents.

SECTION 4.07     No Broker. No agent, broker, investment banker, financial advisor or other firm or Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or any other commission or similar fee, or the reimbursement of expenses in connection therewith, in connection with any of the Transactions based upon arrangements made by or on behalf of such Investor or any of its Affiliates, except for Persons, if any, whose fees and expenses will be paid by such Investor as described in Section 5.10.

SECTION 4.08     Purchase for Investment. Such Investor acknowledges that the Preferred Shares will not have been registered under the Securities Act or under any state or other applicable securities laws. Such Investor (a) acknowledges that it is acquiring the Preferred Shares (and the Conversion Shares) pursuant to an exemption from registration under the Securities Act solely for investment and for such Investor’s own account and with no present intention or view to distribute any of the Preferred Shares (or the Conversion Shares) to any Person in violation of the Securities Act, (b) is knowledgeable, sophisticated and experienced in financial and business matters, fully understands the limitations on transfer and the restrictions on sales of such Preferred Shares and Conversion Shares and is able to bear the economic risk of its investment and afford the complete loss of such investment, (c) (i) has such knowledge and experience in financial and business matters and in investments of this type, that it is capable of evaluating the merits and risks of its investment in the Preferred Shares and the Conversion Shares and of making an informed investment decision, (ii) has conducted an independent review and analysis of the business and affairs of the Company and its Subsidiaries that it considers sufficient and reasonable for purposes of making its investment in the Preferred Shares and the Conversion Shares and (iii) based thereon and on its own knowledge, has formed an independent judgment concerning the advisability of the Transactions, (d) is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act) and (e) is not a broker-dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered.

SECTION 4.09     No Other Company Representations or Warranties. Except for the representations and warranties expressly set forth in Article III and such representations and warranties set forth in the other Transaction Documents, such Investor hereby acknowledges that neither the Company nor any of its Subsidiaries, nor any other Person, has made or is making any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects, including with respect to any information provided or made available to such Investor or any of its Representatives or any information developed by such Investor or any of its Representatives. Such Investor, on behalf of itself and on behalf of its Affiliates, expressly waives any such claim relating to the foregoing matters, except with respect to fraud.

SECTION 4.10     Arm’s Length Transaction. Such Investor is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the Transactions.

SECTION 4.11     Private Placement Consideration. Such Investor understands and acknowledges that: (a) its representations and warranties contained herein are being relied upon by the Company as a basis for availing itself of such exemption and other exemptions under the securities Laws of all applicable states and for other purposes, (b) no U.S. state or federal agency has made any finding or determination as to the fairness of the terms of the sale of the Preferred Shares or any recommendation or endorsement thereof and (c) the Preferred Shares are “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under applicable securities Laws such Preferred Shares (and the Conversion Shares) may be resold without registration under the Securities Act only in certain limited circumstances.

SECTION 4.12     Plan Assets. The underlying assets of such Investor do not constitute “plan assets” within the meaning of ERISA and the execution, delivery and performance of this Agreement and Related Agreements do not and will not constitute a non-exempt prohibited transaction under section 406 of ERISA or Section 4975 of the Code.

ARTICLE V

Additional Agreements

SECTION 5.01     Conduct of the Business. (a) Except as otherwise contemplated by this Agreement, the other Transaction Documents or the Real Estate Reorganization Documents, as required by applicable Law or as set forth in Section 5.01 of the Company Disclosure Letter, from the date hereof to the Closing, unless the Required Holders otherwise consent thereto in writing, the Company and its Subsidiaries shall, subject to actions taken in response to the COVID-19 virus (other than any actions prohibited by Section 5.01(b)), conduct their respective businesses in all material respects in the ordinary course of business and shall use commercially reasonable efforts to preserve the relationships of the Company and its Subsidiaries with their material customers, material suppliers, employees and others having material relationships with the Company and such Subsidiaries and maintain the business operations, organization and goodwill of the Company.

(b)    Without limiting the generality of Section 5.01(a), except as otherwise expressly required by this Agreement, as set forth in Section 5.01 of the Company Disclosure Letter, or, solely with respect to clause (v) below, as required by applicable Law, from the date hereof to the Closing, unless the Required Holders otherwise consent thereto in writing (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall not, and shall cause its Subsidiaries not to, directly or indirectly:

(i)    establish a record date for, declare, set aside for payment or make payment in respect of, any dividend or other distribution upon any shares of capital stock of the Company;

(ii)    redeem, repurchase or otherwise acquire any of the Company’s capital stock or other equity or voting interests, or any rights, warrants or options to acquire any shares of its capital stock or other equity or voting interests of the Company or any of its Subsidiaries, other than repurchases of capital stock in the ordinary course of business pursuant to any Company Plan (or agreement thereunder) in effect as of the date hereof;

(iii)    amend the Company Charter Documents;

(iv)    authorize, issue, split, combine, subdivide or reclassify any capital stock, or securities exercisable for, exchangeable for or convertible into capital stock, or other equity or voting interests of the Company other than (A) the authorization and issuance of the Series A-1 Preferred Stock in accordance with this Agreement and the Series A-1 Certificate of Designation and the authorization of any Conversion Shares, (B) the authorization and issuance of the Series A Preferred Stock in accordance with this Agreement and the Series A Certificate of Designation and the authorization of any Conversion Shares and (C) issuances of capital stock, or securities exercisable for, exchangeable for or convertible into capital stock of the Company (x) to newly-hired or newly-promoted employees or consultants consistent with past practice or (y) to any Participant in the ordinary course of business pursuant to any Company Plan (or agreement thereunder) in effect as of the date hereof;

(v)    change any of the methods of accounting, accounting practices or policies in any material respect of the Company or any of its Subsidiaries, other than such changes as required by GAAP or a Governmental Entity;

(vi)    (x) enter into any Contract between the Company or its Subsidiaries, on the one hand, and any of the Company’s directors (including director nominees or candidates), officers or stockholders (in their capacity as such), on the other hand, including any stockholder agreement, investor rights agreement, board representation or board nomination agreement or any similar Contract, other than (A) in the case of officers, in the ordinary course of business consistent with past practice in connection with such officer’s employment or termination of employment or (B) with newly-hired or newly-promoted officers consistent with past practice; (y) take or omit to take any other action that could reasonably be expected to result in a modification to the composition of the Board; or (z) grant any consent rights with respect to any actions by the Company or its Subsidiaries to any stockholder that would reasonably be expected to limit, alter or modify in any material respect the rights that the Investors are expected to have following the Closing under the Registration Rights Agreement and the Certificates of Amendment;

(vii)    merge or consolidate the Company or any of its Subsidiaries with any Person or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, recapitalization or other reorganization of the Company or any of its Subsidiaries, in each case other than the merger or consolidation of the Company’s Subsidiaries with other Subsidiaries of the Company or the liquidation or dissolution of immaterial Subsidiaries of the Company.

(viii)    (A) fail to timely file any material Tax Return required to be filed (after taking into account any extensions) by the applicable entity, (B) prepare any material Tax Return on a basis inconsistent with past practice, (C) fail to timely pay any material Tax that is due and payable by the applicable entity, (D) settle or compromise any material Tax Contest, (E) make, revoke or change any material Tax election, (F) file any material amended Tax Return, (G) surrender any claim for a refund of a material amount of Taxes, (H) consent to any extension or waiver of any limitation period with respect to any material claim or assessment for Taxes, (I) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local, or non-U.S. law) with respect to a material amount of Taxes, or (J) adopt or change any material Tax accounting principle, method, period or practice;

(ix)    fail to make a timely submission either required or reasonably deemed appropriate by the Company in connection with the Transactions under the Securities Act or the Exchange Act;

(x)    fail to make a timely submission either required or reasonably deemed appropriate by the Company in connection with the Real Estate Reorganization under any applicable Law; or

(xi)    agree, authorize, resolve or recommend, whether in writing or otherwise, to do, or take any action reasonably likely to lead to or result in, any of the foregoing.

SECTION 5.02     Public Announcements. The Company and the Investors agree that the initial public announcement by the parties or any of their Affiliates of the execution and delivery of this Agreement and the RE Agreement and the transactions contemplated hereby and thereby shall be in such form or forms as shall be mutually agreed by the Company and the Required Holders. Except for the Company’s disclosure of the Transaction in the Company’s Securities Act and Exchange Act filings and subject to each party’s disclosure obligations imposed by Law or the rules of any stock exchange upon which its securities are listed or any similar organization (in which case the party required to make the communication, release or announcement shall allow the other party reasonable time to comment thereon in advance of such release or public disclosure), neither the Company nor the Investors will make (a) any public news release or other public disclosure or (b) any other written widespread communication or general disclosure to any employees, suppliers or other persons with whom such party has material relationships, in each case with respect to the Transaction Documents or the transactions contemplated thereby, without receiving the other’s consent (which consent shall not be unreasonably withheld, conditioned or delayed) to such communication or the communication plan with respect thereto. Notwithstanding the foregoing, the Investors and their respective Affiliates shall be entitled to communicate in the ordinary course and in a non-public manner with their respective investors, financing sources (including the Equity Investors), Related Investment Parties relating to the Transaction Documents and the transactions contemplated thereby, in each case subject to (i) customary confidentiality obligations between the Investors and such other Persons and (ii) in the case of Competitively Sensitive Information, the Clean Team Agreement if such Investor is party thereto.

SECTION 5.03     Access to Information; Confidentiality Agreement. (a) Subject to applicable Law, the Confidentiality Agreement, the Clean Team Agreement and any confidentiality arrangements in favor of any third party, the Company shall, and shall cause each of its Subsidiaries to, afford the Apollo Investors and their Representatives reasonable access upon reasonable advance request by the Apollo Investors and during normal business hours during the period prior to the earlier of the Closing and the termination of this Agreement to all their respective properties (for the avoidance of doubt, such access shall not include any intrusive environmental sampling or testing activities), assets, books, records, agreements, permits, documents, information, officers and employees (in each case, excluding information and materials protected by any attorney-client or other similar doctrine or privilege or by data privacy Laws, and excluding information and materials which the Company in good faith deems of a competitively sensitive nature); provided that the Apollo Investors and their Representatives shall conduct any such activities in such a manner as not to interfere with or disrupt the business or operations of the Company and its Subsidiaries.

(b)    Each Investor shall hold, and shall direct its Subsidiaries and Affiliates and its and their Representatives to hold, any and all non-public information received from the Company and its Subsidiaries and its and their Representatives confidential in accordance with the terms of the Confidentiality Agreement and the Clean Team Agreement if such Investor is party thereto.

(c)    Each Investor agrees to be bound by the Confidentiality Agreement to the same extent as ACM thereunder and each Investor agrees that the term of the Confidentiality Agreement shall be extended, with respect to each Investor, to the date on which such Investor ceases to hold any Preferred Shares or Conversion Shares. Notwithstanding anything else in the

Confidentiality Agreement, this Agreement or in any other Transaction Document (other than, in the case of Competitively Sensitive Information, the Clean Team Agreement if such Investor is party thereto) to the contrary, ACM and each Investor are hereby permitted to disclose Evaluation Material (as defined in the Confidentiality Agreement) to (i) their respective Related Investment Parties and its and their Representatives, (ii) any Person in connection with such Investor’s syndication efforts and (iii) any other Person in connection with any actual or proposed Transfer of Preferred Shares (or Conversion Shares) in accordance with the terms of this Agreement (it being understood that, if such Related Investment Party or other Persons is not already bound by a customary confidentiality obligation between such Investor and such other Person, shall have executed a customary “back-to-back” confidentiality agreement or joinder to the Confidentiality Agreement and the Company shall be an express third-party beneficiary entitled to enforce the terms of the confidentiality agreement or joinder against such Related Investment Party or other Person and such Investor shall be responsible for any breaches of the Confidentiality Agreement by any recipients from such Investor) and each Investor, ACM and their respective Affiliates and their and their respective Representatives shall be permitted to have discussions and negotiations and enter into agreements, arrangements or understandings with any Person described in clauses (i), (ii) or (iii) above in connection with the Transaction Documents, the transactions contemplated thereby, such Investor’s syndication efforts or otherwise in connection with any actual or proposed Transfer of Preferred Shares (or Conversion Shares) in accordance with the terms of this Agreement. The parties hereto agree that ACM is an express third party beneficiary of this Section 5.03(c) and each waiver to, or amendment of, the Confidentiality Agreement.

SECTION 5.04    Reasonable Best Efforts. Subject to the terms and conditions set forth in this Agreement, each of the Company and each Investor shall, and shall cause its Affiliates to, use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to ensure that the conditions set forth in Article VI are satisfied, to consummate the Transactions as promptly as practicable and, at the sole discretion of the Apollo Investors, to obtain the HSR Clearance with respect to the Apollo Investors and, at the sole discretion of the HPS Investors, to obtain the HSR Clearance with respect to the HPS Investors, as promptly as practicable, including, subject to Section 5.05(d) and Section 5.04(b), using reasonable best efforts to contest (i) any Action brought, or threatened to be brought, by any Governmental Entity seeking to enjoin, restrain, prevent, prohibit or make illegal the consummation of any of the Transactions or, at the sole discretion of the Apollo Investors or the HPS Investors, as applicable, the obtainment of any of the Specified Rights or to impose any terms or conditions in connection with the Transactions or, at the sole discretion of the Apollo Investors or the HPS Investors, as applicable, the obtainment of any of the Specified Rights and (ii) any Judgment that enjoins, restrains, prevents, prohibits or makes illegal the consummation of any of the Transactions or, at the sole discretion of the Apollo Investors or the HPS Investors, as applicable, the obtainment of any of the Specified Rights or imposes any terms or conditions in connection with the Transactions or, at the sole discretion of the Apollo Investors or the HPS Investors, as applicable, the obtainment of any of the Specified Rights. Each party hereto shall execute and deliver after the Closing such further certificates, agreements and other documents and take such other actions as the other party or parties may reasonably request to consummate or implement the Transactions, to implement the Specified Rights (at the sole discretion of the Apollo Investors or the HPS Investors, as applicable) or to evidence such events or matters.

SECTION 5.05    Filings; Consents. (a) Without limiting the generality of Section 5.04, upon the terms and subject to the conditions of this Agreement (including subject to the limitations set forth in Section 5.05(d) and Section 5.04(b)) and in accordance with applicable Law, each of the Company and each Investor shall, and shall cause its Affiliates to, use reasonable best efforts to as promptly as practicable (i) obtain any consents, approvals or other authorizations, and make any filings and notifications, required in connection with the Transactions, (ii) make any other submissions either required or reasonably deemed appropriate by the Company or the Apollo Investors in connection with the Transactions under the Securities Act, the Exchange Act and any other applicable Law, (iii) at the sole discretion of the Apollo Investors, make any other submissions either required or reasonably deemed appropriate by the Apollo Investors to obtain the HSR Clearance with respect to the Apollo Investors and (iv) at the sole discretion of the HPS Investors, make any other submissions either required or reasonably deemed appropriate by the HPS Investors to obtain the HSR Clearance with respect to the HPS Investors. The Company and the Investors shall, and shall cause their respective Affiliates to, cooperate and consult with each other in connection with the making of all such filings and notifications, including by providing copies of all relevant documents (except to the extent containing confidential information of such Person) to the non-filing party and its Representatives before filing (subject to the limitations set forth in Section 5.05(d) and Section 5.04(b).

(b)    Without limiting the generality of Sections 5.04 and 5.05(a), the Company, the Apollo Investors and the HPS Investors shall as promptly as practicable following the Apollo Investors’ or the HPS Investors’ written request, file with the United States Federal and Trade Commission (the “FTC”) and the United States Department of Justice (the “DOJ”) the notification and report form, if any, required to obtain the applicable HSR Clearance. The Company, the Apollo Investors and the HPS Investors shall use their respective reasonable best efforts to provide as promptly as practicable any supplemental information requested by the FTC or DOJ pursuant to the HSR Act. Each of the Company, the Apollo Investors and the HPS Investors shall, and shall cause its Affiliates to, furnish to the other party such necessary information (to the extent consistent with any applicable Law) and reasonable assistance as the other party may request in connection with its preparation of any filing that is necessary under the HSR Act to obtain the applicable HSR Clearance.

(c)    Each of the Company and the Apollo Investors and each of the Company and the HPS Investors shall, and shall cause its Affiliates to, keep the other party apprised of the status of any communications by such party or any of its Affiliates with, and any inquiries or requests for additional information from, the FTC, the DOJ or any other Governmental Entity with respect to the Transactions or obtaining the applicable HSR Clearance and shall comply as promptly as practicable with any such inquiry or request and provide any supplemental information requested in connection with the filings made hereunder pursuant to the HSR Act or any other applicable Law. No party hereto or any of their respective Affiliates shall participate in any meeting or engage in any material substantive conversation with any Governmental Entity with respect to the Transactions or the HSR Clearance without giving the other party prior notice of the meeting or conversation.

(d)    Notwithstanding the foregoing or anything in this Agreement to the contrary, none of the Investors, their respective Related Investment Parties or their respective portfolio companies nor the Company, its equityholders or any of their respective Affiliates or their respective portfolio companies are obligated to, in connection with obtaining consents from Governmental Entities, obtaining the HSR Clearance or contesting, resolving, avoiding or seeking to overturn any Action or Judgment brought by a Governmental Entity, (i) sell or otherwise dispose of, or hold separate and agree to sell or otherwise dispose of, assets, categories of assets or businesses of (x) the Company, its Subsidiaries or Affiliates, (y) the equityholders of the Company, their respective Affiliates or their respective portfolio companies or (z) the Investors, their respective Related Investment Parties or their respective portfolio companies, or otherwise take or commit to take any action that could reasonably limit any of the foregoing Person’s freedom of action with respect to, or their respective ability to retain, one or more businesses, product lines or assets, (ii) terminate, modify or extend any existing relationships and contractual rights and obligations, (iii) establish or create any relationships and contractual rights and obligations, (iv) terminate any relevant venture or other arrangement, or (v) effectuate any other change or restructuring of (x) the Company, its Subsidiaries or Affiliates, (y) the equityholders of the Company, their respective Affiliates or their respective portfolio companies or (z) the Investors, their respective Related Investment Funds or their respective portfolio companies (and, in each case, to enter into agreements or stipulate to the entry of an order, decree or ruling or file appropriate applications with the FTC, DOJ, or other Governmental Entity).

SECTION 5.06    Financing.

(a)    From the date of this Agreement until the Closing, unless contemplated hereby, no Apollo Investor shall permit any assignment of its Equity Commitment Letter, or any amendment or modification to be made to, or any waiver of any provision or remedy under, such Equity Commitment Letter, in each case without obtaining the Company’s prior written consent. In addition to the foregoing, no Apollo Investor shall release or consent to the termination of its Equity Commitment Letter in accordance with the terms of such Equity Commitment Letter prior to the Closing, except with the Company’s prior written consent.

(b)    Each Apollo Investor shall take all actions and do all things necessary, proper or advisable to obtain such Apollo Investor’s Financing, including by (i) maintaining in effect its Equity Commitment Letter, (ii) using reasonable best efforts to ensure the accuracy of all representations and warranties of such Apollo Investor, if any, set forth in its Equity Commitment Letter, (iii) complying with its obligations under its Equity Commitment Letter, (iv) satisfying on a timely basis all conditions applicable to such Apollo Investor in its Equity Commitment Letter that are within its control, (v) enforcing its rights under its Equity Commitment Letter and (vi) consummating such Apollo Investor’s Financing at or prior to the Closing, including by causing the Equity Investors party to the Equity Commitment Letter with such Apollo Investor to fund such Apollo Investor’s Financing at the Closing.

SECTION 5.07    Corporate Action. At any time that any Preferred Shares, Series A Preferred Stock or Class A-1 Common Stock are outstanding, the Company shall from time to time take all lawful action within its control to cause the authorized capital stock of the Company to include a sufficient number of authorized but unissued shares of Conversion Shares to satisfy the conversion requirements of all of the Preferred Shares, the Series A Preferred Stock and the Class A-1 Common Stock then outstanding.

SECTION 5.08    Adjustment of Conversion Price. If any occurrence since the date of this Agreement until the Closing would have resulted in an adjustment to the Conversion Price (as defined in the Series A-1 Certificate of Designation and the Series A Certificate of Designation) pursuant to the Series A-1 Certificate of Designation or the Series A Certificate of Designation if the Preferred Shares (or the Series A Preferred Stock into which such Preferred Shares are convertible) had been issued and outstanding since the date of this Agreement, the Company shall adjust the Conversion Price, effective as of the Closing, in the same manner as would have been required by the Series A-1 Certificate of Designation and the Series A Certificate of Designation, as applicable, if the Preferred Shares (or the Series A Preferred Stock into which such Preferred Shares are convertible) had been issued and outstanding since the date of this Agreement.

SECTION 5.09    Use of Proceeds. The Company shall use the proceeds from the issuance and sale of the Preferred Shares (a) to pay any costs, fees and expenses incurred by it in connection with the Transactions and/or (b) to fund any repurchase, redemption or other acquisition of the number of Company Securities set forth on Section 5.09 of the Company Disclosure Letter at a price per share set forth on Section 5.09 of the Company Disclosure Letter.

SECTION 5.10    Expenses. Except as otherwise expressly provided in this Agreement, the RE Agreement or the Expense Reimbursement Letter, each party shall bear and pay its own costs, fees and expenses incurred by it in connection with this Agreement, the Transactions and the Real Estate Transactions (collectively, the “Transaction Expenses”); provided that upon (and subject to) the Closing, the Company shall reimburse the Apollo Investors for all Transaction Expenses incurred by the Apollo Investors and their Affiliates. The Company shall pay 100% of any filing fee required under the HSR Act to obtain HSR Clearance for the Apollo Investors and any other Laws applicable to the Apollo Investors issued by a Governmental Entity that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger, acquisition or otherwise.

SECTION 5.11    Director Appointment Right; Board Observers. (a) From and after such time as (i) it is lawful under Section 8 of the Clayton Act for the Apollo Investors and their Affiliates to designate a director to the Board and (ii) the HSR Clearance with respect to the Apollo Investors has been obtained, and so long as the Apollo Investors, together with their respective Related Investment Funds, hold (x) at least 25% of the Preferred Shares issued on the Closing Date (or 25% of the Conversion Shares), the Apollo Investors shall have the right to, collectively, designate to the Board one (1) director. From and after such time as (i) it is lawful under Section 8 of the Clayton Act for the HPS Investors and their Affiliates to designate a director to the Board and (ii) the HSR Clearance with respect to the HPS Investors has been obtained, and so long as the HPS Investors, together with their respective Related Investment Funds, hold (x) at least 25% of the Preferred Shares issued on the Closing Date (or 25% of the Conversion Shares), the HPS Investors shall have the right to, collectively, designate to the Board one (1) director. For so long as either the Apollo Investors or the HPS Investors are entitled to designate a director to the Board pursuant to this Section 5.11(a), the Company agrees it shall take all action reasonably available to it to cause such individual who satisfies the Director Requirements (or any replacement designated by the Apollo Investors or the HPS Investors, as applicable) to be included in the slate of nominees recommended by the Board to the Company’s stockholders for election as directors at each annual meeting of the stockholders of the Company (and/or in connection with any special meeting of stockholders or election by written consent) and the Company shall use the same efforts to cause the election of such nominees as it uses to cause other nominees recommended by the Board to be elected, including soliciting proxies in favor of the election of such nominees. The Apollo Investors and the HPS Investors shall cause any director designated to the Board by it to resign from service on any committee of the Board if, as a result of such director’s service on such committee, such committee does not satisfy the requirements of applicable law or the New York Stock Exchange rules for service on such committee. In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of a director designated by the Apollo Investors or the HPS Investors to the Board pursuant to this Section 5.11(a), or in the event of the failure of any such nominee of the Apollo Investors or the HPS Investors to be elected, the Apollo Investors or the HPS Investors, as applicable, shall have the right to designate a replacement who satisfies the Director Requirements to fill such vacancy (but only if the Apollo Investors or the HPS Investors, as applicable, would be then entitled to designate such director pursuant to the foregoing provisions of this Section 5.11(a)). The Company shall take all action reasonably available to it to cause such vacancy to be filled by the replacement so designated, and, to the extent permitted under the Company Charter Documents then in effect, to cause the Board to promptly elect such designee to the Board.

(b)    For so long as it is not lawful under Section 8 of the Clayton Act for the Apollo Investors and their Affiliates to designate a director to the Board and the Apollo Investors, together with their Related Investment Funds, hold at least 25% of the Preferred Shares issued on the Closing Date (or 25% of the Conversion Shares), the Apollo Investors shall have the right to, collectively, designate one (1) observer to the Board (each such observer, an “Observer”). For so long as it is not lawful under Section 8 of the Clayton Act for the HPS Investors and their Affiliates to designate a director to the Board and the HPS Investors, together with their Related Investment Funds, hold at least 25% of the Preferred Shares issued on the Closing Date (or 25% of the Conversion Shares), the HPS Investors shall have the right to, collectively, designate one (1) Observer to the Board. The Apollo Investors and the HPS Investors, as applicable, shall have the right to designate a replacement for any Observer previously designated by the Apollo Investors or the HPS Investors, as applicable, at any time and from time to time for so long as the Apollo Investors or the HPS Investors, as applicable, has a right to designate an Observer. An Observer may attend any meeting of the Board. Observers shall be provided advance notice of each meeting of the Board in the same manner and at the same time as the other members of the Board, shall be given copies of all documents, materials and other information as and when given to other members of the Board and shall be given access to clean-room materials, provided that the Observer shall have executed a non-disclosure and confidentiality agreement and such other acknowledgments and agreements reasonably satisfactory to the Board. Each of the Apollo Investors and the HPS Investors, in consultation with outside antitrust counsel, shall institute reasonable safeguards (that are reasonably satisfactory to the Company) to ensure that any such information received by their respective Observers is restricted to certain authorized employees and advisors of the Apollo Investors or the HPS Investors, respectively, to comply with all applicable antitrust laws. Notwithstanding the foregoing, the Observer shall be excluded from attending any meeting of the Board or receiving any materials to the extent necessary to preserve attorney-client privilege, to safeguard highly proprietary or confidential information, in the case of any conflict of interest involving such Observer or as otherwise deemed necessary or advisable by the Board. The Chairman of the Board or any committee thereof shall have the right to exclude an Observer from any meeting or portion thereof, in each case, solely to the extent permitted by the immediately preceding sentence. Each Observer shall be a natural person. The Company shall reimburse each Observer for his or her reasonable out-of-pocket costs incurred to attend meetings of the Board. The Company agrees that each Observer shall be entitled to the benefit of the indemnification and advancement of expenses provided by, or granted pursuant to, the Bylaws as if such Observer was a director of the Company.

SECTION 5.12    Tax Matters. On or before the Closing (and from time to time thereafter upon the reasonable request of the Company), each Investor shall deliver to the Company a duly executed, valid, accurate and properly completed IRS Form W-9 certifying that such Investor is a U.S. person and that such Investor is not subject to backup withholding or an applicable IRS Form W-8 (or successor form), as applicable, together with any required attachments.

SECTION 5.13    Information Rights (a) Prior to the IPO, for so long as any Investor, together with its Related Investment Funds, holds any Preferred Shares issued on the Closing Date (or any Conversion Shares), such Investor shall be entitled to receive, subject to the terms of the Confidentiality Agreement and the Clean Team Agreement if such Investor is party thereto (provided, that, any of the following that constitutes material non-public information shall be provided only if so requested by such Investor):

(i)    With respect to each fiscal year of the Company (the “Fiscal Year”), an audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such Fiscal Year, and the related audited consolidated statements of operations and comprehensive income, stockholder’s equity and cash flows for such Fiscal Year, as audited by an independent nationally recognized audit firm, as promptly as practicable after the end of each Fiscal Year of the Company (but no later than 120 days thereafter);

(ii)    With respect to each fiscal quarter of the Company, an unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, and the related unaudited consolidated statements of operations and comprehensive income, stockholder’s equity and cash flows for such fiscal quarter, as promptly as practicable after the end of such fiscal quarter (but no later than 60 days thereafter);

(iii)    Copies of all certificates, documents, materials and other information as and when provided under the ACI 2030 Indenture or the ACI Indentures (each as defined in the RE Agreement); and

(iv)    No later than 30 days following the release of financial statements with respect to each fiscal quarter of the Company, a current report (as of the end of such fiscal quarter) in the form set forth in Section 5.13(a) of the Company Disclosure Letter with respect to RealCo Real Properties to be provided in a secure data room; provided, that no Investor whose business consists of retail sale of food and alcohol for off-premises consumption, drug stores or any combination thereof shall receive such reports; provided, further, that an Investor that is a financial sponsor with a portfolio company whose business consists of retail sale of food and alcohol for off-premises consumption, drug stores or any combination thereof shall be permitted to receive such reports if such Investor enters into an agreement substantially similar to the Clean Team Agreement governing such reports.

(b)    For so long as any Investor, together with its Related Investment Funds, holds at least 20% of the Preferred Shares issued on the Closing Date (or 20% of the Conversion Shares), such Investor shall be entitled to receive, subject to the terms of the Confidentiality Agreement and the Clean Team Agreement if such Investor is party thereto, the information set forth in Section 5.13(b) of the Company Disclosure Letter (provided, that, any such information that constitutes material non-public information shall be provided only if so requested by such Investor).

(c)    For so long as any Investor, together with its Related Investment Funds, holds at least 25% of the Preferred Shares issued on the Closing Date (or 25% of the Conversion Shares), such Investor shall be entitled, subject to the terms of the Confidentiality Agreement and the Clean Team Agreement if such Investor is party thereto, upon reasonable advance written request of such Investor, reasonable access to Chief Executive Officer, Chief Financial Officer and Chief Operating Officer of the Company, no less frequently than quarterly, to discuss the Company’s and its Subsidiaries’ business.

(d)    For so long as any Investor or any of their respective Related Investment Funds, holds any Preferred Shares (or any Conversion Shares), the Company shall (i) provide to such Investor semi-annually, or at the reasonable request of such Investor or any of their respective Related Investment Funds, as applicable, in connection with a material change in the company’s business or assets (including any material changes in their respective values), an updated determination (and any analysis supporting such determination) regarding whether the Company is a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code as of such semi-annual or other period, as applicable, which determination shall be provided within thirty (30) days after the filing by the Company of its financial statements with respect to each fiscal year and the second quarter of each fiscal year or after such determination has been requested, as applicable, and (ii) within ten (10) days after the request of an Investor or any of its Related Investment Funds, provide to such Investor or Related Investment Fund a certification pursuant to Treasury Regulations Section 1.897-2(h) and an accompanying notice to the IRS.

SECTION 5.14    Notification of Certain Matters. Notwithstanding anything else herein to the contrary, the Company and each Investor shall give prompt written notice to the other of (a) any notice or other communication from any Person alleging that any consent, waiver or approval from, or notification requirement to, such Person is or may be required in connection with the Transactions or obtaining the HSR Clearance, (b) all effects, changes, events and occurrences arising subsequent to the date of this Agreement which could reasonably be expected to result in any breach of a representation or warranty or covenant of the Company in this Agreement that would, if occurring or continuing on the Closing Date, cause any of the conditions set forth in Article VI not to be satisfied, (c) any effect, change, event or occurrence that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and (d) any Transaction Litigation and any updates to the status thereof. The Company and its Subsidiaries shall give the Apollo Investors an opportunity to discuss with the Company and its Representatives any Transaction Litigation (subject to the entry into any joint defense or similar agreement and otherwise subject to the protection of any attorney-client or other similar doctrine or privilege) and the Company and its Representatives shall consider the recommendations of the Apollo Investors with respect thereto in good faith. For the avoidance of doubt, no updated information provided in accordance with this Section 5.14 shall be deemed to cure any breach of any representation, warranty or covenant made in this Agreement, or be deemed to update the Company Disclosure Letter or affect any rights under this Agreement or the Related Agreements.

SECTION 5.15    Withholding. The Company and its paying agent shall be entitled to withhold Taxes on all payments and distributions (including deemed distributions) on the Series A-1 Preferred Stock, the Series A Preferred Stock, Common Stock or any other stock or securities issued upon conversion of the Series A-1 Preferred Stock, the Series A Preferred Stock or the Common Stock to the extent required by applicable Law, and any such amounts withheld shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such withholding was made. The Company shall promptly notify each Investor if it determines that it has such requirement to withhold and give such Investor a reasonable opportunity to provide any form or certificate to reduce or eliminate such withholding. Within a reasonable amount of time after making such withholding payment, the Company shall furnish such Investor with copies of any tax certificate or other documentation evidencing such payment.

SECTION 5.16    Tax Treatment. Unless otherwise required by a change in applicable Law or a final determination to the contrary (whether by settlement, closing agreement, judicial decision, judgment or decree, or other final disposition), the parties agree (i) to treat the Series A-1 Preferred Stock and the Series A Preferred Stock as “common stock” for all applicable U.S. federal, state and local income tax purposes, (ii) that an Investor shall not be required to include in income as an actual or deemed dividend for any applicable U.S. federal, state or local income tax purposes any amounts in respect of the Preferred Shares unless and until such dividends are declared and paid in cash and (iii) not to take any position on any Tax Return that is inconsistent with such treatment except as required pursuant to a change in law or by a final determination within the meaning of Section 1313 of the Code.

SECTION 5.17    Limitations on Transfer. (a) Except (i) as provided in this Section 5.17, (ii) in connection with a Change of Control, (iii) following the eighteen (18) month anniversary of the Closing or (iv) with the consent of the Board (not to be unreasonably withheld), each Investor, shall not, directly or indirectly, offer, sell, contract to sell, grant any option to purchase, make any short sale, give, assign or otherwise dispose of (whether by operation of law or otherwise) (each a “Transfer”) any of the following (or any right, title or interest therein or thereto): (x) Common Stock issued upon conversion of the Preferred Shares (or the Series A Preferred Stock into which such Preferred Shares are converted) other than to their respective Related Investment Funds, (y) prior to the seven (7) month anniversary of the Closing, Preferred Shares (or, in the case of Series A-1 Preferred Shares, Series A Preferred Shares into which such Series A-1 Preferred Shares are converted) other than to their respective Related Investment Funds or to another Investor or any of its Related Investment Funds or (z) following the seven (7) month anniversary of the Closing, Preferred Shares unless, in the case of this clause (z), after giving effect to such Transfer, the Investors and their respective Related Investment Funds continue to hold, in the aggregate, greater than 50% of the Preferred Shares (or Conversion Shares). It shall be a condition precedent to any Transfer of Preferred Shares to any

Person that such Person shall agree in writing to be bound by the provisions of this Section 5.17. Any attempt to Transfer any Preferred Shares (or Conversion Shares) or any rights thereunder in violation of the preceding sentence shall be deemed invalid and shall have no effect ab initio. Notwithstanding anything contained to the contrary in this Section 5.17, no indirect Transfer of Preferred Shares (or Conversion Shares) by any Person shall constitute a Transfer under this Section 5.17 if, after giving effect thereto, the applicable Preferred Shares (or Conversion Shares) remain owned by a Related Investment Fund of the underlying Investor.

(b)    From and after the Closing and until the eighteen (18) month anniversary of the Closing, none of the Investors, their respective current Related Investment Funds nor any Person to whom Preferred Shares are Transferred nor their respective current Related Investment Funds shall enter into, directly or indirectly, any Hedging Transaction.

(c)    Notwithstanding anything contained to the contrary in this Section 5.17, this Section 5.17 shall in no way limit the ability of any holder of Preferred Shares (or Conversion Shares) to incur margin loans or other leverage in connection therewith, provided, however, that one or more lenders making any such margin loan or providing leverage shall be subject to the restrictions on Transfer set forth in this Section 5.17 only upon any such lender becoming a holder of the Preferred Shares (or Conversion Shares) subsequent to such lender foreclosing on a pledge of the Preferred Shares (or Conversion Shares); provided, further, that upon such a foreclosure, the restrictions on Transfer set forth in this Section 5.17 shall be automatically amended such that (i) for a foreclosing lender, the transfer restriction fall-away date in Section 5.17(a)(iii) shall be one day following the Closing (instead of the eighteen (18) month anniversary of the Closing) and (ii) for any Person to whom Preferred Shares (or Conversion Shares) are Transferred by a foreclosing lender, the transfer restriction fall-away date in Section 5.17(a)(iii) shall be the six (6) month anniversary of the IPO (instead of the eighteen (18) month anniversary of the Closing).

(d)    Notwithstanding anything contained to the contrary in this Section 5.17, none of the Investors, their respective Related Investment Funds, or any Person to whom Preferred Shares are Transferred to in compliance with this Section 5.17 may Transfer, directly or indirectly, Preferred Shares to a Person set forth on Exhibit G.

SECTION 5.18    Company Obligation in Respect of Syndication. The Company shall provide, and shall cause its Subsidiaries and Representatives to provide, commercially reasonable assistance as is reasonably requested (a) in connection with a transfer to any Investor or its Related Investment Funds and/or (b) in the event the IPO has not occurred prior to the eighteen (18) month anniversary of the Closing, by the Required Holders in writing in connection with Transfers permitted under Section 5.17, in each case, including assisting such Persons with the preparation of customary offering documents and materials, including private placement memoranda, information memoranda and packages, investor presentations and similar documents and materials, including the execution and delivery of reasonable and customary representation and authorization letters in connection therewith; provided; that, in the case of clause (b), (x) the Required Holders may make such request (i) on no more than two occasions and (ii) only for so long as the IPO has not been consummated and (y) if the Company has filed a registration statement under the Securities Act with respect to the IPO, the Company may elect to delay such assistance for so long as it is actively pursuing such IPO but in no event for a period exceeding six months. The Company shall perform its obligations under the AGS Engagement Letter in accordance with the terms thereof.

SECTION 5.19    Initial Public Offering Demand.

(a)    Request. At any time on or following the third anniversary of this Agreement, upon written notice delivered to the Company by the IPO Representative (an “IPO Demand”), the Company will be required, pursuant to the terms of this Agreement and in accordance with the provisions of the Securities Act, to file with the SEC a Registration Statement on Form S-1 in connection with a Qualified IPO and to seek a listing of the shares of Common Stock on a national securities exchange in the United States (the “Listing”) on either the New York Stock Exchange or the Nasdaq Stock Market (a “Designated Exchange”); provided, however, that, if an IPO is not consummated in respect of such IPO Demand, the IPO Representative shall continue to be entitled to an IPO Demand.

(b)    Piggyback Rights. Any ABS Holder and any Investor shall have the right to include its Registrable Securities in the Qualified IPO effected pursuant to this Section 5.19 pursuant to, and subject to, the provisions of the Registration Rights Agreement.

(c)    Filing. Upon the receipt of the IPO Demand, the Company shall use its commercially reasonable efforts to file such registration statement under the Securities Act at the earliest practicable date, but in any event not later than 120 days after the IPO Demand is made and use its commercially reasonable efforts to have such registration statement thereafter become effective with the SEC at the earliest practicable date and shall use its commercially reasonable efforts to effect, at the earliest practicable date, such registration under the Securities Act.

(d)    Registration Statement Form. Registration under this Section 5.19 shall be on Form S-1 (or any successor form thereto). The Company agrees to include in any such registration statement filed pursuant to this Section 5.19 all information that the IPO Representative shall reasonably request.

(e)    Exchange Act Registration; Listing. Concurrently with the registration under the Securities Act sought under Section 5.19, the Company shall seek registration of the Common Stock under the Exchange Act and approval to list the Common Stock on the Designated Exchange.

(f)    Effective Registration Statement. An IPO Demand shall not be deemed to have been effected:

(i)    unless (A) a registration statement with respect thereto has become effective under the Securities Act and remains effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the sale or disposition of the shares of Common Stock covered by such registration statement until such time as all of such shares of Common Stock have been sold or disposed of in accordance with such registration statement, (B) a registration statement shall have become effective under the Exchange Act and (C) the shares of Common Stock shall have been approved for listing on the Designated Exchange, subject only to notice of final issuance;

(ii)    if, after it has become effective, either of such registrations is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental authority or court for any reason other than a violation of applicable law solely by any selling stockholder and has not thereafter become effective; or

(iii)    if the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied or waived other than by reason of any breach or failure by any selling stockholder or are not otherwise waived.

(g)    Termination of the IPO Demand. The IPO Representative, may at any time terminate their request for an IPO Demand. Despite such termination by the IPO Representative, in the event that the Board shall so determine to proceed with the IPO, the IPO shall not be terminated as long as the offering satisfies the definition of “Qualified IPO.” Any ABS Holder and any Investor that has requested its shares of Common Stock to be included in such registration statement pursuant to the Registration Rights Agreement shall continue to have its shares of Common Stock so included unless otherwise determined by the Board in accordance with the Registration Rights Agreement.

(h)    Selection of Underwriters. The underwriter or underwriters of the Qualified IPO pursuant to this Section 5.19 shall be an internationally recognized investment bank selected by the IPO Representative, which must be reasonably acceptable to the Company.

(i)    Priority in Requested Registration. If the Company shall effect an IPO Demand, no securities other than shares of Common Stock to be sold by (i) the Company for its own account and (ii) by any ABS Holder and any Investor pursuant to the terms of the Registration Rights Agreement shall be included among the securities covered by such registration. If the managing underwriter of a Qualified IPO pursuant to this Section 5.19 shall advise the Company and the IPO Representative that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number of such shares of Common Stock that can be sold in such offering within a price range stated to such managing underwriter by IPO Representative, the Company shall include in such registration, to the extent of the number of shares of Common Stock which the Company is advised can be sold in such offering pursuant to Section 2.10(b) of the Registration Rights Agreement.

SECTION 5.20    Appraisals. The Company shall provide, and shall cause its Subsidiaries and Representatives to provide, commercially reasonable assistance (at the Apollo Investors’ sole cost and expense) as is reasonably requested by the Apollo Investors in connection with any FIRREA-compliant appraisal of Owned Real Property, including the RealCo Real Property, conducted by the Apollo Investors, no more frequently than once per year.

ARTICLE VI

Conditions to Closing

SECTION 6.01    Conditions to the Obligations of the Company and the Investors. The respective obligations of each of the Company and the Investors to effect the Transactions are subject to the satisfaction or (to the extent permitted by Law) waiver by each of the Company and the Required Holders on or prior to the Closing Date of the following conditions:

(a)    (i) No Governmental Entity shall have issued any order, decree or ruling, (ii) no Action shall have been commenced by a Governmental Entity seeking any order, decree or ruling and (iii) no Law shall be in effect, in any case, enjoining, restraining or otherwise prohibiting any of the Transactions;

(b)    The Company shall have duly adopted and caused to be filed with the Secretary of State of the State of Delaware the Certificates of Amendment and any related filings, forms or applications; and

(c)    The Real Estate Closing shall have occurred substantially concurrently with the Closing.

SECTION 6.02    Conditions to the Obligations of the Company. The obligations of the Company to effect the Transactions are further subject to the satisfaction or (to the extent permitted by Law) waiver by the Company on or prior to the Closing Date of the following conditions:

(a)    all representations and warranties of each Investor set forth in this Agreement shall be true and correct (without giving effect to any limitation or qualification as to “materiality” or “material adverse effect” set forth in such representations and warranties) in all material respects at and as of the Closing Date, with the same force and effect as if made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on such earlier date);

(b)    each Investor shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing, including, solely with respect to each Apollo Investor, the funding in full of its Financing;

(c)    each Investor shall have duly executed and delivered to the Company the Registration Rights Agreement; and

(d)    the Company shall have received a certificate, signed by a duly authorized officer of each Investor, certifying as to the matters set forth in Sections 6.02(a) and 6.02(b).

SECTION 6.03    Conditions to the Obligations of the Investors. The obligations of the Investors to effect the Transactions are further subject to the satisfaction or (to the extent permitted by Law) waiver by the Required Holders on or prior to the Closing Date of the following conditions:

(a)    (i) the representations and warranties of the Company set forth in Article III hereof (other than the Company Fundamental Representations) shall be true and correct (without giving effect to any limitation or qualification as to “materiality” or “Material Adverse Effect” set forth in such representations and warranties) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation or warranty speaks to an earlier date, in which case such representation or warranty shall so be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the representations and warranties of the Company set forth in Section 3.06(b) (Absence of Certain Changes) shall be true and correct in all respects at and as of the Closing Date, with the same force and effect as if made on the Closing Date, (iii) the representations and warranties of the Company set forth in Section 3.01(a) (Organization; Standing) (other than the first sentence thereof), Section 3.01(b) (Organization; Standing) (solely with respect to the RealCo Entities), Section 3.01(c) (Organization; Standing), Section 3.02(b) and Section 3.02(c) (Capitalization) (other than the first sentence thereof), Section 3.03(a) (Authority), Section 3.03(d) (Authority; Noncontravention), Section 3.06(d) (Absence of Certain Changes), Section 3.14 (Real Property) (solely with respect to the RealCo Real Property), Section 3.17 (Sale of Securities) and Section 3.18 (No Broker) (collectively with Section 3.02(a), the “Company Fundamental Representations”) shall be true and correct (without giving effect to any limitation or qualification as to “materiality” or “Material Adverse Effect” set forth in such representations and warranties) in all material respects at and as of the Closing Date, with the same force and effect as if made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (iv) the representations and warranties of the Company set forth in the first sentence of Section 3.01(a) (Organization; Standing) and Section 3.02(a) (Capitalization) shall be true and correct (without giving effect to any limitation or qualification as to “materiality” or “Material Adverse Effect” set forth in such representations and warranties) in all but de minimis respects as of the date of this Agreement and as of the applicable Closing Date as though made on and as of such date (except to the extent that any such representation or warranty speaks to an earlier date, in which case such representation or warranty shall so be true and correct as of such earlier date);

(b)    the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing;

(c)    the Company shall have (i) duly executed and delivered to the Investors the Registration Rights Agreement and to AGS the AGS Engagement Letter and (ii) delivered to the Investors a legal opinion of Schulte Roth & Zabel LLP in the form attached as Exhibit H hereto; and

(d)    the Investors shall have received a certificate, signed by a duly authorized officer of the Company, certifying as to the matters set forth in Sections 6.03(a) and 6.03(b).

SECTION 6.04    Frustration of Closing Conditions. The Company may not rely on the failure of any condition set forth in Section 6.01 or Section 6.02 to be satisfied if its failure to perform in all material respects any of its obligations under this Agreement, to act in good faith or to use, in accordance with the terms of this Agreement, its required efforts to cause the Closing to occur shall have been a principal cause of the failure of such condition. No Investor may rely on the failure of any condition set forth in Section 6.01 or Section 6.03 to be satisfied if the failure of such Investor to perform in all material respects any of its obligations under this Agreement, to act in good faith or to use, in accordance with the terms of this Agreement, its required efforts to cause the Closing to occur shall have been a principal cause of the failure of such condition.

ARTICLE VII

Termination; Survival

SECTION 7.01    Termination. This Agreement may be terminated at any time prior to the Closing Date:

(a)    by mutual written consent of the Company and the Required Holders;

(b)    by either the Company or the Required Holders if:

(i)    the Closing should not have occurred on or prior to June 15, 2020 (the “Outside Date”);

(ii)    any Governmental Entity issues an order, decree or ruling or has taken any other action permanently enjoining, restraining or otherwise prohibiting any of the Transactions and such order, decree, ruling or other action shall have become final and nonappealable;

(iii)    the RE Agreement is terminated in accordance with its terms;

(c)    by the Required Holders upon written notice to the Company, if there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that any of the conditions set forth in Section 6.01 or 6.03 would not be satisfied and such breach or condition is not curable or, if curable, is not cured on or prior to the earlier of (x) the date which is 15 days following written notice thereof is given by the Required Holders to the Company and (y) the Outside Date; and

(d)    by the Company upon written notice to the Investors, if there has been a breach of any representation, warranty, covenant or agreement made by any Investor in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that any of the conditions set forth in Section 6.01 or 6.02 would not be satisfied and such breach or condition is not curable or, if curable, is not cured on or prior to the earlier of (x) the date which is 15 days following written notice thereof is given by the Company to the Investors and (y) the Outside Date;

provided, however, that the right to terminate this Agreement pursuant to Sections 7.01(b), (c) and (d) shall not be available to any party to this Agreement whose material breach of any of its representations, warranties, covenants or agreements contained in this Agreement (or, with respect to Section 7.01(b)(iii), the RE Agreement, it being understood that a breach by the RE Investor of its representations, warranties, covenants or agreements under the RE Agreement shall be deemed a breach by each Investor for purposes of this proviso and a breach by RealCo of its representations, warranties, covenants or agreements under the RE Agreement shall be deemed a breach by the Company for purposes of this proviso) shall have been the principal cause of, or shall have resulted in, the failure of any such condition.

SECTION 7.02    Effects of Termination. In the event of the termination of this Agreement as provided for in Section 7.01, this Agreement shall forthwith become wholly void and of no further force and effect without any liability or obligation on the part of the Company or the Investors, except that the Confidentiality Agreement, the Clean Team Agreement, the Expense Reimbursement Letter and the provisions of Section 5.10, this Section 7.02 and Article VIII (other than Section 8.04) shall survive any termination of this Agreement; provided that the termination of this Agreement shall not relieve any party hereto from any liability for any willful and material breach by such party of the terms and provisions of this Agreement.

SECTION 7.03    Survival. All of the covenants or other agreements of the parties contained in this Agreement shall survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance. The representations and warranties made herein shall survive for twelve (12) months following the Closing Date and shall then expire; provided that nothing herein shall relieve any party of liability for any inaccuracy or breach of such representation or warranty to the extent that any good faith allegation of such inaccuracy or breach is made in writing prior to such expiration by a Person entitled to make such claim pursuant to the terms and conditions of this Agreement; and provided further that each applicable representation or warranty contained in this Agreement shall survive until the resolution of a pending claim in the event a claim surrounding such representation or warranty has been brought in good faith before the expiry thereto pursuant to this provision. For the avoidance of doubt, claims may be made with respect to the breach of any representation, warranty or covenant until the applicable survival period therefor as described above expires.

SECTION 7.04    Limitation on Damages. Notwithstanding any other provision of this Agreement, except in the case of fraud, no party shall have any liability to the other in excess of the Purchase Price, and no party shall be liable for any speculative, special or punitive damages with respect to this Agreement, provided that nothing in this Section 7.04 shall impair or limit a party’s rights set forth in Section 8.05.

SECTION 7.05    Non-Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto, including entities that become parties hereto after the date hereof or that agree in writing for the benefit of the Company to be bound by the terms of this Agreement applicable to the Company, and, subject only to the specific contractual provisions hereof, no former, current or future equityholders, controlling persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future equityholder, controlling person, director, officer, employee, general or limited partner, member, manager, advisor, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

ARTICLE VIII

Miscellaneous

SECTION 8.01    Notices. All notices, requests, permissions, waivers or other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered by hand or sent by email or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand, by email (which is confirmed) or if mailed, three days after mailing (one Business Day in the case of express mail or overnight courier service) to the parties at the following addresses or emails (or at such other address or email for a party as shall be specified by like notice):

(a)    If to the Company:

Albertsons Companies, Inc.

250 Parkcenter Blvd.

Boise, ID 83706

Attention: Robert A. Gordon, Esq.

Email: robert.gordon@albertsons.com

with a copy to (which copy alone shall not constitute notice):

Schulte, Roth & Zabel LLP

919 Third Avenue

New York, NY 10022

Attention: Stuart D. Freedman, Esq.

Email: stuart.freedman@srz.com

(b)    If to the Apollo Investors:

c/o Apollo Hybrid Value Management, L.P.

9 West 57th Street

43rd Floor

New York, New York 10019

Attention:  Justin Korval;

                  Craig Horton

Email:       jkorval@apollo.com;

                  chorton@apollo.com

with a copy to (which copy alone shall not constitute notice):

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019

Attention: Brian P. Finnegan, Esq.

Email: bfinnegan@paulweiss.com

(c)    if to any other Investor: to the address set forth on such Investor’s signature page hereto, with a copy to (which copy alone shall not constitute notice) the Apollo Investors.

SECTION 8.02    Amendments, Waivers, etc. This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the party against whom such amendment or waiver shall be enforced. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, shall not constitute a waiver by such party of its right to exercise any such other right, power or remedy or to demand such compliance.

SECTION 8.03    Counterparts. This Agreement may be executed in two or more identical counterparts (including by electronic transmission), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (by electronic transmission or otherwise) to the other parties.

SECTION 8.04    Further Assurances. Each party hereto shall execute and deliver after the Closing such further certificates, agreements and other documents and take such other actions as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and to consummate or implement the Transactions.

SECTION 8.05     Governing Law; Specific Enforcement; Submission to Jurisdiction; Waiver of Jury Trial. (a) This Agreement shall be construed in accordance with and governed for all purposes by the internal substantive Laws of the State of New York applicable to contracts executed and to be wholly performed within the State of New York without giving effect to principles of conflicts of Law.

(b)    The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement by a party and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction in respect of such party, in each case without proof of damages or otherwise (and each party hereto hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. Without limitation of the foregoing, the parties hereby further acknowledge and agree that prior to the Closing, the Company (with respect to an Investor) and the Required Holders (in respect of the Company) shall be entitled to seek specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of the covenants required to be performed by an Investor (in the case of the Company) and by the Company (in the case of the Required Holders) under this Agreement (including, as applicable, to cause (i) such Investor to consummate the Closing and to make the payments contemplated by this Agreement and (ii) the Company to consummate the Closing and to issue the Preferred Shares contemplated by this Agreement) in addition to any other remedy to which the Company or the Required Holders (as applicable) is entitled at law or in equity, including the Company’s and the Required Holders’ right to terminate this Agreement and seek money damages in accordance therewith; provided that if a judgment specifically enforcing the terms and provisions of this Agreement is awarded by any court of competent jurisdictions, the Company or the Required Holders (as applicable) shall not also be entitled to receive any other remedy. It is explicitly agreed that the Company shall have the right to seek specific performance, injunctive relief or other equitable remedies in connection with enforcing the obligation to fund the Financing in accordance with the terms of the Equity Commitment Letters in order to consummate the Closing. Each party further agrees that it shall not take any position in any legal proceeding concerning this Agreement that is contrary to the terms of this Section 8.05. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy.

(c)    EACH OF THE PARTIES AGREES THAT ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT BETWEEN THE PARTIES, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN ANY FEDERAL COURT OF NEW YORK OR ANY STATE COURT LOCATED IN NEW YORK COUNTY, IN THE STATE OF NEW YORK AND EACH OF THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH IN SECTION 8.01 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUCH ACTION OR PROCEEDING.

(d)    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, CLAIM OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, CLAIM OR OTHER PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.05(d).

SECTION 8.06    Interpretation. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words

“hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof”, “date of this Agreement” and words of similar import shall refer to May 20, 2020; provided, that, with respect to any Investor who was not a signatory to the Prior Agreement and solely for purposes of Article IV, such words shall refer to June 9, 2020. The word “or” shall not be exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and shall not simply mean “if”. The words “made available to the Apollo Investors” and words of similar import refer to documents (a) posted to the Data Room by or on behalf of the Company on or prior to the date two Business Days prior to the date hereof or (b) delivered in person or electronically to the Apollo Investors prior to the date hereof. All references to “$” mean the lawful currency of the United States of America. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Except as specifically stated herein, any agreement, instrument, statute, rule or regulation defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument, statute, rule or regulation as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes, rules or regulations) by succession of comparable successor statutes, rules or regulations and references to all attachments thereto and instruments incorporated therein. Except as otherwise specified herein, references to a Person are also to its successors and permitted assigns. Each of the parties hereto has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

SECTION 8.07    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced because of any Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the greatest extent possible.

SECTION 8.08    No Third-Party Beneficiaries. Except as provided in Section 7.05 or Section 5.03(c), this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing expressed or referred to in this Agreement will be construed to give any Person, other than the parties to this Agreement and such permitted assigns, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, whether as third party beneficiary or otherwise.

SECTION 8.09    Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties, except that an Investor may assign its rights under this Agreement and the Related Agreements, in whole or in part without the prior written consent of the Company or the other Investors, to any of its Related Investment Funds, or, in the case of (a) Sections 5.03(c), 5.13 (other than 5.13(a)(iv), 5.18, 5.19 and 5.20, to any Person to whom Preferred Shares are Transferred in accordance with the terms of this Agreement and (b) Section 5.13(a)(iv), to any Person to whom at least 50,000 Preferred Shares are Transferred in accordance with this Agreement; provided, that, such Investor will remain liable for all of its obligations under this Agreement.

SECTION 8.10    Acknowledgment of Securities Laws. Each Investor hereby acknowledges that it is aware, and that it will advise its Affiliates and Representatives who are provided material non-public information concerning the Company or its securities, that the United States securities Laws prohibit any Person who has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communication of such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

SECTION 8.11    Entire Agreement. This Agreement (including the Exhibits hereto and the Company Disclosure Letter), together with the other Transaction Documents, constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof and thereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investment Agreement as of the day and year first above written.

COMPANY:

ALBERTSONS COMPANIES, INC.

By:	/s/ Robert Dimond
Name: Robert Dimond
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS:

AP AL (PREF BORROWER), L.P.

By:	AP Al Borrower GP, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AP AL CO-INVEST (PREF), L.P.

By:	AP Al Holdings GP, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AA DIRECT, L.P.

By:	AA Direct GP, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

APOLLO USREF III AL PREF, L.P.

By:	Apollo U.S. Real Estate Advisors III, L.P., its general partner

By:	Apollo U.S. Real Estate Advisors GP III, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO EPF III EQUITY HOLDINGS (DELAWARE), L.P.

By:	Apollo EPF III Advisors, L.P., its general partner

By:	Apollo EPF III Capital Management, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

ASSURED OFFSHORE, L.P.

By:	HPS Mezzanine Management III, LLC, its investment manager

By:	HPS Investment Partners, LLC, its sole member

By:	/s/ Shant Babikian
Name: Shant Babikian
Title: Managing Director

Address for Notices:

40 West 57th Street, 33rd Floor
New York, NY 10019

Email: shant.babikian@hpspartners.com

with a copy to (which shall not constitute notice):
885 Third Avenue
New York, NY 10022
Attention: Stelios G. Saffos, Peter J. Sluka
Email:	Stelios.Saffos@lw.com,
Peter.Sluka@lw.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

MEZZANINE PARTNERS III, L.P.

By:	HPS Mezzanine Management III, LLC, its investment manager

By:	HPS Investment Partners, LLC, its sole member

By:	/s/ Shant Babikian
Name: Shant Babikian
Title: Managing Director

Address for Notices:

40 West 57th Street, 33rd Floor
New York, NY 10019

Email: shant.babikian@hpspartners.com

with a copy to (which shall not constitute notice):
885 Third Avenue
New York, NY 10022
Attention: Stelios G. Saffos, Peter J. Sluka
Email:	Stelios.Saffos@lw.com,
Peter.Sluka@lw.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

AP MEZZANINE PARTNERS III, L.P.

By:	HPS Mezzanine Management III, LLC, its investment manager

By:	HPS Investment Partners, LLC, its sole member

By:	/s/ Shant Babikian
Name: Shant Babikian
Title: Managing Director

Address for Notices:

40 West 57th Street, 33rd Floor
New York, NY 10019

Email: shant.babikian@hpspartners.com

with a copy to (which shall not constitute notice):
885 Third Avenue
New York, NY 10022
Attention: Stelios G. Saffos, Peter J. Sluka
Email:	Stelios.Saffos@lw.com,
Peter.Sluka@lw.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

HPS FUND OFFSHORE SUBSIDIARY XI, L.P.

By:	HPS Mezzanine Management III, LLC, its investment manager

By:	HPS Investment Partners, LLC, its sole member

By:	/s/ Shant Babikian
Name: Shant Babikian
Title: Managing Director

Address for Notices:

40 West 57th Street, 33rd Floor
New York, NY 10019

Email: shant.babikian@hpspartners.com

with a copy to (which shall not constitute notice):
885 Third Avenue
New York, NY 10022
Attention: Stelios G. Saffos, Peter J. Sluka
Email:	Stelios.Saffos@lw.com,
Peter.Sluka@lw.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

MP 2019 OFFSHORE AB SUBSIDIARY, L.P.

By:	HPS Mezzanine Management 2019, LLC, its investment manager

By:	HPS Investment Partners, LLC, its sole member

By:	/s/ Shant Babikian
Name: Shant Babikian
Title: Managing Director

Address for Notices:

40 West 57th Street, 33rd Floor
New York, NY 10019

Email: shant.babikian@hpspartners.com

with a copy to (which shall not constitute notice):
885 Third Avenue
New York, NY 10022
Attention: Stelios G. Saffos, Peter J. Sluka
Email:	Stelios.Saffos@lw.com,
Peter.Sluka@lw.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

MP 2019 ONSHORE MEZZANINE MASTER, L.P.

By:	HPS Mezzanine Management 2019, LLC, its investment manager

By:	HPS Investment Partners, LLC, its sole member

By:	/s/ Shant Babikian
Name: Shant Babikian
Title: Managing Director

Address for Notices:

40 West 57th Street, 33rd Floor
New York, NY 10019

Email: shant.babikian@hpspartners.com

with a copy to (which shall not constitute notice):
885 Third Avenue
New York, NY 10022
Attention: Stelios G. Saffos, Peter J. Sluka
Email:	Stelios.Saffos@lw.com,
Peter.Sluka@lw.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

MP 2019 AP MEZZANINE MASTER, L.P.

By:	HPS Mezzanine Management 2019, LLC, its investment manager

By:	HPS Investment Partners, LLC, its sole member

By:	/s/ Shant Babikian
Name: Shant Babikian
Title: Managing Director

Address for Notices:

40 West 57th Street, 33rd Floor
New York, NY 10019

Email: shant.babikian@hpspartners.com

with a copy to (which shall not constitute notice):
885 Third Avenue
New York, NY 10022
Attention: Stelios G. Saffos, Peter J. Sluka
Email:	Stelios.Saffos@lw.com,
Peter.Sluka@lw.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

OHAT Credit Fund, L.P.

By:	OHAT Credit GenPar, LLC, its general partner

By:	OHA Global GenPar, LLC, its managing member

By:	OHA Global MGP, LLC its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Address for Notices:

1114 Avenue of the Americas, 27th Floor
New York, NY 10036
Email: jtoronto@oakhilladvisors.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

OHA ENHANCED CREDIT STRATEGIES MASTER FUND, L.P.

By:	OHA Enhanced Credit Strategies GenPar, LLC, its general partner

By:	OHA Global GenPar, LLC, its managing member

By:	OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Address for Notices:

1114 Avenue of the Americas, 27th Floor
New York, NY 10036
Email: jtoronto@oakhilladvisors.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

EAGLE INTERNATIONAL LIMITED

By:	Oak Hill Advisors, L.P. as Manager

By:	Oak Hill Advisors GenPar, L.P., its general partner

By:	Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Address for Notices:

1114 Avenue of the Americas, 27th Floor
New York, NY 10036
Email: jtoronto@oakhilladvisors.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

ILLINOIS STATE BOARD OF INVESTMENT

By:	Oak Hill Advisors, L.P. as Investment Manager

By:	Oak Hill Advisors GenPar, L.P., its general partner

By:	Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Address for Notices:

1114 Avenue of the Americas, 27th Floor
New York, NY 10036
Email: jtoronto@oakhilladvisors.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

FUTURE FUND BOARD OF GUARDIANS

By:	Oak Hill Advisors, L.P. as Investment Manager
By:	Oak Hill Advisors GenPar, L.P., its general partner

By:	Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory
Address for Notices:

1114 Avenue of the Americas, 27th Floor
New York, NY 10036
Email: jtoronto@oakhilladvisors.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

INDIANA PUBLIC RETIREMENT SYSTEM

By:	Oak Hill Advisors, L.P. as Investment Manager
By:	Oak Hill Advisors GenPar, L.P., its general partner
By:	Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Address for Notices:

1114 Avenue of the Americas, 27th Floor
New York, NY 10036
Email: jtoronto@oakhilladvisors.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

OHA CENTRE STREET PARTNERSHIP, L.P

By:	OHA Centre Street GenPar, LLC, its general partner
By:	OHA Centre Street MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Address for Notices:

1114 Avenue of the Americas, 27th Floor
New York, NY 10036
Email: jtoronto@oakhilladvisors.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

OHA DELAWARE CUSTOMIZED CREDIT FUND HOLDINGS, L.P.

By:	OHA Delaware Customized Credit Fund GenPar, LLC, its general partner

By:	OHA Global GenPar, LLC, its managing member

By:	OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Address for Notices:

1114 Avenue of the Americas, 27th Floor
New York, NY 10036
Email: jtoronto@oakhilladvisors.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

OHA STRUCTURED PRODUCTS MASTER FUND D, L.P.

By:	OHA Structured Products D GenPar, LLC, its general partner

By:	OHA Global PE GenPar, LLC, its managing member

By:	OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Address for Notices:

1114 Avenue of the Americas, 27th Floor New York, NY 10036
Email: jtoronto@oakhilladvisors.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

OHA BLACK BEAR FUND, L.P.

By:	OHA Black Bear GenPar, LLC, its general partner

By:	OHA Global PE GenPar, LLC, its managing member

By:	OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Address for Notices:

1114 Avenue of the Americas, 27th Floor
New York, NY 10036
Email: jtoronto@oakhilladvisors.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

OHA ARTESIAN CUSTOMIZED CREDIT FUND I, L.P.

By:	OHA Artesian Customized Credit Fund I GenPar, LLC, its general partner

By:	OHA Global PE GenPar, LLC, its managing member

By:	OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Address for Notices:

1114 Avenue of the Americas, 27th Floor
New York, NY 10036
Email: jtoronto@oakhilladvisors.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

OHA STRATEGIC CREDIT MASTER FUND II, L.P.

By:	OHA Strategic Credit II GenPar, LLC, its general partner

By:	OHA Global PE GenPar, LLC, its managing member

By:	OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Address for Notices:

1114 Avenue of the Americas, 27th Floor
New York, NY 10036
Email: jtoronto@oakhilladvisors.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

OHA CREDIT SOLUTIONS MASTER FUND 2

By:	Oak Hill Advisors, L.P., its portfolio manager

By:	Oak Hill Advisors GenPar, L.P., its general partner

By:	Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Address for Notices:

1114 Avenue of the Americas, 27th Floor
New York, NY 10036
Email: jtoronto@oakhilladvisors.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

OAKTREE OPPORTUNITIES FUND XB HOLDINGS (DELAWARE), L.P.

By: Its:	Oaktree Fund GP, LLC General Partner

By: Its:	Oaktree Fund GP I, L.P Managing Member

By:	/s/ Robert LaRoche
Name: Robert LaRoche
Title: Authorized Signatory

By:	/s/ Jordan Mikes
Name: Jordan Mikes
Title: Authorized Signatory

Address for Notices:

Oaktree Capital Management
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Email: CorpActionAdmins@oaktreecapital.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

BEACH POINT SCF X LP

By: Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Address for Notices:

c/o Beach Point Capital Management LP
Attn: Operations
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Email: blsettlements@beachpointcapital.com

BEACH POINT SCF XI LP

By: Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Address for Notices:

c/o Beach Point Capital Management LP
Attn: Operations
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Email: blsettlements@beachpointcapital.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

BEACH POINT SCF IV LLC

By: Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Address for Notices:

c/o Beach Point Capital Management LP
Attn: Operations
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Email: blsettlements@beachpointcapital.com

PACIFIC COAST INVESTMENT FUND LLC

By: Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Address for Notices:

c/o Beach Point Capital Management LP
Attn: Operations
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Email: blsettlements@beachpointcapital.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d): BEACH POINT SCF MULTI-PORT LP

By:	Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Address for Notices:

c/o Beach Point Capital Management LP
Attn: Operations
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Email: blsettlements@beachpointcapital.com

LLOYDS BANK PENSION SCHEME NO. 1

By:	Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Address for Notices:

c/o Beach Point Capital Management LP
Attn: Operations
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Email: blsettlements@beachpointcapital.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d): LLOYDS BANK PENSION SCHEME NO. 2

By:	Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Address for Notices:

c/o Beach Point Capital Management LP
Attn: Operations
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Email: blsettlements@beachpointcapital.com

HBOS FINAL SALARY PENSION SCHEME

By:	Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Address for Notices:

c/o Beach Point Capital Management LP
Attn: Operations
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Email: blsettlements@beachpointcapital.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d): ASSOCIATED BRITISH FOODS PENSION SCHEME

By:	Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Address for Notices:

c/o Beach Point Capital Management LP
Attn: Operations
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Email: blsettlements@beachpointcapital.com

ROYAL MAIL PENSION PLAN

By:	Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Address for Notices:

c/o Beach Point Capital Management LP
Attn: Operations
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Email: blsettlements@beachpointcapital.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d): BEACH POINT SCF 0166 LP

By:	Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Address for Notices:

c/o Beach Point Capital Management LP
Attn: Operations
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Email: blsettlements@beachpointcapital.com

BEACH POINT IPA-OC LP

By:	Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Address for Notices:

c/o Beach Point Capital Management LP
Attn: Operations
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Email: blsettlements@beachpointcapital.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d): BEACH POINT SELECT FUND LP

By:	Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Address for Notices:

c/o Beach Point Capital Management LP
Attn: Operations
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Email: blsettlements@beachpointcapital.com

BEACH POINT SANGAMON LP

By:	Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Address for Notices:

c/o Beach Point Capital Management LP
Attn: Operations
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Email: blsettlements@beachpointcapital.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d): BEACH POINT TX SCF LP

By:	Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Address for Notices:

c/o Beach Point Capital Management LP
Attn: Operations
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Email: blsettlements@beachpointcapital.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

BENEFIT STREET PARTNERS DEBT FUND IV LP
By:	Benefit Street Partners Debt Fund IV GP LP, its general partner
By:	Benefit Street Partners Debt Fund IV Ultimate GP Ltd., its general partner

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signatory

BSP 4 ALBERTSONS HOLDINGS LLC
By:	Benefit Street Partners Debt Fund IV Ultimate GP Ltd., its manager

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signatory

BENEFIT STREET PARTNERS SMA-K L.P.
By:	Benefit Street Partners SMA-K GP L.P., its general partner
By:	Benefit Street Partners SMA-K Ultimate GP LLC, its general partner

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signatory

BENEFIT STREET PARTNERS SMA-C II L.P.
By:	Benefit Street Partners L.L.C. its investment advisor

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signatory

BENEFIT STREET PARTNERS SMA LM LP
By:	Benefit Street Partners SMA LM GP L.P., its general partner
By:	Benefit Street Partners SMA LM Ultimate GP LLC, its general partner

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signatory

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

BENEFIT STREET PARTNERS SMA-C CO-INVEST L.P.
By:	Benefit Street Partners LLC, its Investment Advisor

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signatory

BENEFIT STREET PARTNERS SMA-O L.P.
By:	Benefit Street Partners SMA-O GP L.P., its general partner
By:	Benefit Street Partners SMA-O Ultimate GP LLC, its general partner

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signatory

Address for Notices:
9 West 57th Street
Suite 4920
New York, NY 10019
Email: BSPPD@benefitstreetpartners.com

[Signature Page to Amended and Restated Investment Agreement]

INVESTORS (Cont’d):

2757730 ONTARIO LIMITED

By:	/s/ Christopher Witkowski
Name: Christopher Witkowski
Title: Director and President

Address for Notices:

Attn: Christopher Witkowski and the Legal Department
5650 Yonge Street
Toronto, Ontario M2M 4H5, Canade
Email: Christopher_Witkowski@otpp.com

[Signature Page to Amended and Restated Investment Agreement]

Annex A-1

Non-Voting Investors

Apollo Investors

AP AL (PREF BORROWER), L.P. (f/k/a AP AL (PREF BORROWER), LLC)

AP AL CO-INVEST (PREF), L.P.

AA DIRECT, L.P.

APOLLO USREF III AL PREF, L.P.

AP EPF III EQUITY HOLDINGS (DELAWARE), L.P.

HPS Investors

MP 2019 Offshore AB Subsidiary, L.P

MP 2019 Onshore Mezzanine Master, L.P.

MP 2019 AP Mezzanine Master, L.P.

Assured Offshore, L.P.

Mezzanine Partners III, L.P.

AP Mezzanine Partners III, L.P.

HPS Fund Offshore Subsidiary XI, L.P.

Annex B-1

Voting Investors

Beach Point

Beach Point SCF X LP

Beach Point SCF XI LP

Beach Point SCF IV LLC

Pacific Coast Investment Fund LLC

Beach Point SCF Multi-Port LP

Lloyds Bank Pension Scheme No. 1

Lloyds Bank Pension Scheme No. 2

HBOS Final Salary Pension Scheme

Associated British Foods Pension Scheme

Royal Mail Pension Plan

Beach Point SCF 0166 LP

Beach Point IPA-OC LP

Beach Point Select Fund LP

Beach Point Sangamon LP

Beach Point TX SCF LP

Oaktree

Oaktree Opportunities Fund Xb Holdings (Delaware), L.P.

Oak Hill

OHAT Credit Fund, L.P.

OHA Enhanced Credit Strategies Master Fund, L.P.

Eagle International Limited

Illinois State Board of Investment

Future Fund Board of Guardians

Indiana Public Retirement System

OHA Centre Street Partnership, L.P.

OHA Delaware Customized Credit Fund Holdings, L.P.

OHA Structured Products Master Fund D, L.P.

OHA Black Bear Fund, L.P.

OHA Artesian Customized Credit Fund I, L.P.

OHA Strategic Credit Master Fund II, L.P.

OHA Credit Solutions Master Fund 2

Benefit Street

Benefit Street Partners SMA-C Co-Invest L.P.

Benefit Street Partners Debt Fund IV LP

BSP 4 Albertsons Holdings LLC

Benefit Street Partners SMA-K L.P.

Benefit Street Partners SMA-C II L.P.

Benefit Street Partners SMA LM LP

Benefit Street Partners SMA-O L.P.

Ontario Teachers’ Pension Plan

2757730 Ontario Limited